COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

280 Park Avenue

New York, New York 10017

Special Joint Meeting of Stockholders to be held April 24, 2014

February 18, 2014

Dear Stockholder:

You are being asked to vote on a proposed transaction related to Cohen & Steers Dividend Majors Fund, Inc. (“DVM” or the “Acquired Fund”) and Cohen & Steers Total Return Realty Fund, Inc. (“RFI” or the “Acquiring Fund” and, together with DVM, the “Funds” and each a “Fund”). Detailed information about the proposed transaction is contained in the enclosed materials.

The Boards of Directors have called a special joint meeting of stockholders (the “Meeting”) for the Funds to be held on April 24, 2014, at 280 Park Avenue, 20th floor, New York, NY 10017 at 10:00 a.m., Eastern time, in order to vote on matters described in the attached Combined Proxy Statement/Prospectus, including (i) stockholders of DVM will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of DVM to RFI in exchange for shares of common stock of RFI, the assumption by RFI of all of the liabilities of DVM, and the distribution of such RFI shares to the stockholders of DVM in complete liquidation of DVM, all as described in more detail in the attached Proxy/Prospectus (the “Reorganization”); and (ii) stockholders of RFI will be asked to consider and vote upon a proposal to approve the issuance of additional shares of RFI common stock in connection with the Reorganization.

As part of the Reorganization, holders of common shares of DVM will be issued new common shares of RFI. Please note that the total net asset value (“NAV”) of these new shares will equal the NAV of the shares of DVM outstanding on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to those common shares (although cash will be paid in lieu of fractional shares). Both Funds are publicly traded on the New York Stock Exchange (“NYSE”).

DVM is a closed-end, diversified management investment company and RFI is a closed-end, non-diversified management investment company. Each Fund’s common stock is listed on the NYSE. The Funds have similar overall investment objectives and are managed by Cohen & Steers Capital Management, Inc.

The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower operating expense ratio and enhanced market liquidity for RFI’s shares of common stock following the Reorganization. The stockholders of DVM will vote separately on the Reorganization. The Board of DVM recommends that stockholders of DVM vote “FOR” the proposed Reorganization.

In addition, stockholders of RFI are separately being asked to approve the issuance of additional shares of RFI common stock in connection with the Reorganization. The Board of RFI recommends that the stockholders of RFI vote “FOR” the issuance of additional shares of RFI common stock in connection with the Reorganization.

If stockholders approve the Reorganization, and certain conditions are met, the Reorganization is expected to occur on or about June 20, 2014, but in any event no later than June 30, 2014. If stockholders of DVM approve the Reorganization and stockholders of RFI do not approve the issuance of additional shares of RFI common stock in connection with the Reorganization or vice versa, the Reorganization will not occur.

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Stockholders of RFI also are being asked to consider and approve an amendment to the Fund’s charter to authorize the Board of Directors from time to time to amend the charter to increase or decrease the number of authorized shares of stock of any class or series without further action by the stockholders. If approved, the Board of RFI has no current intention to increase or decrease the number of authorized shares of stock. The Board of RFI recommends that the stockholders of RFI vote “FOR” this amendment to RFI’s charter.

In addition, stockholders of RFI also are being asked to approve changes to certain fundamental investment policies of RFI, including (i) amending the Fund’s fundamental investment policy with respect to making loans; (ii) converting to non-fundamental its current fundamental investment restriction regarding limits on the Fund’s ability to enter into short sales of securities or maintain short positions; and (iii) converting to non-fundamental its current fundamental investment restriction regarding the purchase of securities on margin. If approved, the Board of RFI has no current intention to change the way RFI is managed or with respect to the conversion to non-fundamental policies to approve changes to any of these investment policies. The Board of RFI recommends that the stockholders of RFI vote “FOR” each change to the fundamental investment policies of RFI.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Combined Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Adam M. Derechin President of the Funds

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COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed Combined Proxy Statement/Prospectus (the “Proxy/Prospectus”) describes a proposal to reorganize Cohen & Steers Dividend Majors Fund, Inc. (“DVM” or the “Acquired Fund”) with and into Cohen & Steers Total Return Realty Fund, Inc. (“RFI” and, collectively with the Acquired Fund, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Reorganization”), plus a related proposal to authorize the issuance of additional shares of RFI common stock in connection with the Reorganization, which would allow RFI to consummate the Reorganization. In addition, RFI’s stockholders are being asked to vote on (i) a charter amendment to authorize the Board of Directors of RFI to amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class or series of stock without further action by the stockholders and (ii) changing certain fundamental investment policies.

While we encourage you to read the full text of the enclosed Proxy/Prospectus, the following is a brief overview of the proposed Reorganization and related proposals. Please refer to the more complete information contained elsewhere in the Proxy/Prospectus about the Reorganization.

COMMON QUESTIONS YOU MAY HAVE ABOUT THE PROPOSED REORGANIZATION

Q:	WHY IS THE MEETING BEING HELD?

A:	Stockholders of DVM: You are being asked to consider and vote upon a proposal to approve the Reorganization of DVM into RFI, a publicly traded closed-end management investment company that has an investment objective and investment policies that are substantially similar, but not identical, to those of DVM and that has the same investment manager, Cohen & Steers Capital Management, Inc. (the “Investment Manager”), as DVM. The Board of DVM recommends that stockholders of DVM vote “FOR” the proposed Reorganization.

Stockholders of RFI: You are being asked to consider and vote on a proposal to approve the issuance of additional shares of common stock of RFI (“RFI Common Shares”) in connection with the Reorganization. The Board of RFI recommends that the stockholders of RFI vote “FOR” the issuance of additional shares of RFI Common Shares in connection with the Reorganization.

Stockholders of RFI also are being asked to consider and approve an amendment to the Fund’s charter to authorize the Board of Directors from time to time to amend the charter to increase or decrease the number of authorized shares of stock of any class or series without further action by the stockholders. If approved, the Board of RFI has no current intention to increase or decrease the number of authorized shares of stock. The Board of RFI recommends that the stockholders of RFI vote “FOR” this amendment to RFI’s charter.

In addition, stockholders of RFI also are being asked to approve changes to the fundamental investment policies of RFI, including (i) amending the Fund’s fundamental investment policy with respect to making loans; (ii) converting to non-fundamental its current fundamental investment restriction regarding limits on the Fund’s ability to enter into short sales of securities or maintain short positions; and (iii) converting to non-fundamental its current fundamental investment restriction regarding the purchase of securities on margin. If approved, the Board of RFI has no current intention to change the way RFI is managed or with respect to the conversion to non-fundamental policies to approve changes to any of these investment policies. The Board of RFI recommends that the stockholders of RFI vote “FOR” each change to the fundamental investment policies of RFI.

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Q:	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A:	The Board of Directors of each Fund has determined that the Reorganization is in the best interests of each Fund and the stockholders of each Fund. In recommending the Reorganization, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including, but not limited to, the following:

•	the combined Fund is expected to have a lower total annual operating expense ratio than the Fund’s total annual operating expense ratio as of June 30, 2013 beginning with the first year following the Reorganization;

•	the Funds have similar overall investment objectives and are managed by the Investment Manager;

•	current DVM investors will be able to invest in a Fund that focuses its investments in real estate companies rather than in a hybrid investment strategy;

•	the combined Fund’s total annual operating expenses in future years is expected to be less than each Fund’s current level because expenses of the combined Fund will be spread over a larger asset base; and

•	the combined Fund may have a substantially larger trading market for its common stock than either Fund has currently.

Q:	HOW WILL THE REORGANIZATION AFFECT MANAGEMENT FEES?

A:	Each Fund is party to an investment management agreement with the Investment Manager pursuant to which it pays a management fee to the Investment Manager for the services rendered by the Adviser. Stockholders of RFI will continue to pay a management fee of 0.70% of average net assets. Stockholders of DVM currently pay a management fee and administrative fee of 0.75% and 0.04% of average daily net assets, respectively. Stockholder of RFI do not currently pay an administrative fee. Stockholders of the combined Fund will pay a management fee of 0.70% of average daily net assets, and will also pay an administrative fee of 0.04% of average daily net assets. Even with the payment of an administrative fee to the Investment Manager, the combined Fund’s total annual operating expenses are still estimated to be lower for the combined Fund beginning with the first year following the Reorganization.

Q:	ARE THE FUNDS’ INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A:	The Funds have substantially similar investment objectives of high total return and similar investment policies. Each Fund focuses its investments in real estate companies, except DVM also invests a substantial portion of its assets in dividend paying large cap value securities. In addition, DVM is a diversified, closed-end investment company and RFI is a non-diversified, closed-end investment company. Because RFI, as a non-diversified investment company, may invest in a smaller number of individual issuers or in larger proportions of the securities of a single industry than a diversified investment company, an investment in RFI presents greater potential non-diversification risk to you than an investment in a diversified company. If these securities were to decline in value, there could be a substantial loss of the investment. With a smaller number of issuers, there is the potential for more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in total return and share price of a non-diversified fund.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming stockholders of DVM approve the Reorganization and stockholders of RFI approve the issuance of additional RFI Common Shares, the assets and liabilities of DVM will be combined with the assets and liabilities of RFI and DVM will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and will dissolve pursuant to Maryland law.

Stockholders of RFI: You will remain a stockholder of RFI. Your currently issued and outstanding shares of RFI Common Shares will remain outstanding.

Stockholders of DVM: You will become a stockholder of RFI, a publicly traded company listed on the NYSE. You will receive newly-issued RFI Common Shares, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the shares of DVM common stock you held on the business day prior to the Reorganization, less your share of the costs of the Reorganization (though you will receive cash for fractional shares of common stock).

Q:	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED BY STOCKHOLDERS OF DVM?

A:	The Reorganization will not be consummated unless Proposal 1 is approved by the stockholders of DVM. If the Reorganization is not approved, DVM will continue as a separate investment company, and its Board will consider such alternatives as it determines to be in the best interests of stockholders, including, possibly, re-proposing the Reorganization.

Q:	WHY IS THE VOTE OF STOCKHOLDERS OF RFI BEING SOLICITED IN CONNECTION WITH THE REORGANIZATION?

A:	Although RFI will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (“NYSE”) (on which the RFI Common Shares are listed) require RFI’s stockholders to approve the issuance of additional common shares in connection with the Reorganization because the number of RFI Common Shares to be issued in the Reorganization will be, upon issuance, in excess of 20 percent of the number of RFI Common Shares outstanding prior to the Reorganization.

Q:	WHAT HAPPENS IF THE STOCKHOLDERS OF RFI DO NOT APPROVE THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE REORGANIZATION?

A:	If the issuance of additional RFI Common Shares is not approved, the Reorganization will not occur and RFI will continue its investment activities in the normal course. In addition, DVM will continue as a separate investment company, and its Board will consider such alternatives as it determines to be in the best interests of stockholders, including, possibly, re-proposing the Reorganization.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A.	The total annual operating expense ratio of the combined Fund after the Reorganization is expected to be lower than the current total annual operating expense ratio of each Fund, because the fixed expenses of the combined Fund following the Reorganization will be spread over a larger asset base. The Board of each Fund believes that operating expenses of a larger combined Fund comprised of the assets of DVM and RFI would be less than the aggregate current expenses of the Funds operating separately, resulting in a lower total annual operating expense ratio for the combined Fund.

Under each Fund’s investment management agreement, DVM and RFI pay the Investment Manager a management fee at an annual rate of 0.75% and 0.70%, respectively, of the Fund’s average daily net assets. DVM also pays the Investment Manager an administrative fee of 0.04% of the Fund’s average daily net assets. RFI does not currently pay an administrative fee. Following the Reorganization, RFI’s management fee will stay the same, and it will begin paying an administrative fee of 0.04% to the Investment Manager. Even with the payment of an administrative fee to the Investment Manager, RFI’s total annual operating expenses are still estimated to be lower for the combined Fund.

Q.	WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A.	The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming that the Reorganization of the Funds qualifies for such treatment, you will generally not recognize a gain or loss for federal income tax purposes as a result of the Reorganization. A stockholder of DVM who receives cash in lieu of a fractional share of RFI stock potentially will recognize gain as a result, but not in excess of such cash, as discussed in more detail below. As a condition to the closing of the Reorganization, the Funds will each receive an opinion of counsel substantially to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. Although the Reorganization is expected to be tax-free for stockholders, it will potentially accelerate distributions to stockholders of DVM and RFI for the taxable period ending with the closing of the Reorganization. You should talk to your tax advisor about any state, local and other tax consequences of the Reorganization of your Fund. See “Proposal 1—Information About the Proposed Reorganization—Material U.S. Federal Income Tax Consequences.”

Q.	WHEN IS THE REORGANIZATION EXPECTED TO HAPPEN?

A.	The Reorganization, if Proposals 1 and 2 are approved, is expected to occur on or about June 20, 2014, but in any event no later than June 30, 2014.

Q.	WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

A.	The expenses incurred in the Reorganization will be paid by each Fund in proportion to its net assets and are estimated to be $287,500 (as of June 30, 2013, $0.014 and $0.012 per share for DVM and RFI, respectively).

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

A.	The Board of DVM, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, recommends that you vote “FOR” the Reorganization.

The Board of RFI, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, recommends that you vote “FOR” the issuance of additional RFI Common Shares in connection with the Reorganization. As noted above, if this proposal is not approved, but the proposal approving the Reorganization is approved by DVM stockholders, RFI will not be authorized to issue common stock to effect the Reorganization and, as a result, the Reorganization will not be able to be consummated.

In addition, the Board of RFI recommends that stockholders of RFI vote “FOR” a charter amendment to authorize the Board of Directors of RFI to amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class or series of stock without further action by the stockholders

The Board of RFI also recommends that stockholders of RFI vote “FOR” the proposed changes to RFI’s fundamental investment policies. The proposed changes will not result in changes to the Fund’s investment strategies, but will provide the Investment Manager with additional portfolio management flexibility in the future. If the changes are approved, in the future RFI could change its investment practices to adapt to changing circumstances without the need for RFI to incur the time and expense of seeking stockholder approval in order to make such changes.

Q.	WHO CAN VOTE ON THE PROPOSALS?

A.	If you owned shares of one of the Funds at the close of business on January 30, 2014, you are entitled to vote those shares, even if you are no longer a stockholder of your Fund. The Fund of which you are a stockholder is named on the proxy card included with the Proxy/Prospectus. If you owned shares in both Funds as of January 30, 2014, you may receive more than one proxy card. You may only vote on the proposals involving your Fund(s).

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A.	Your vote makes a difference. If many stockholders just like you do not vote their proxies, the Funds may not receive enough votes to go forward with the Meeting and may incur additional expenses as a result of additional solicitation efforts to encourage stockholders to return their proxies.

Q.	HOW CAN I VOTE?

A.	In addition to voting by mail by returning the enclosed proxy card(s), you may also authorize your vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy/Prospectus and have your proxy card at hand.	(1) Read the Proxy/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, at 855-601-2250.

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COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTICE OF SPECIAL JOINT MEETING OF STOCKHOLDERS

To Be Held on April 24, 2014

Please take notice that a Special Joint Meeting of Stockholders (the “Meeting”) of each of the above-referenced Funds (the “Funds”), will be held on April 24, 2014 at the offices of Cohen & Steers Capital Management, Inc., the Funds’ investment manager (the “Investment Manager”), located at 280 Park Avenue, 20th floor, New York, NY 10017 at 10:00 a.m., Eastern time., for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of DVM to RFI in exchange for shares of common stock of RFI and the assumption by RFI of all of the liabilities of DVM, the distribution of such RFI shares to the stockholders of DVM in complete liquidation of DVM and deregistration of DVM as an investment company pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), all as described in more detail in the attached Proxy/Prospectus (the “Reorganization”) (for the stockholders of DVM only);

PROPOSAL 2:	To approve the issuance of Shares of Common Stock in connection with the Reorganization (for the stockholders of RFI only);

PROPOSAL 3:	To approve a charter amendment to authorize the Board of Directors of RFI to amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class or series of stock without further action by the stockholders (for the stockholders of RFI only); and

PROPOSAL 4:	To approve the following fundamental policy changes for RFI (for the stockholders of RFI only):

	A.	Amending the Fund’s fundamental investment restriction with respect to making loans; and

	B.	Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting making short sales of securities or maintaining a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box’’), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); and

	C.	Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting purchasing securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of the Funds of record at the close of business on January 30, 2014 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Boards of Directors,
Francis C. Poli
Secretary of the Funds

February 18, 2014

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed proxy card(s). While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please vote your proxy promptly.

PROXY STATEMENT/PROSPECTUS

FEBRUARY 18, 2014

PROXY STATEMENT FOR:

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROSPECTUS FOR:

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

This Combined Proxy Statement and Prospectus (the “Proxy/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Directors (each, a “Board,” and together, the “Boards”) of Cohen & Steers Dividend Majors Fund, Inc. (“DVM”) and Cohen & Steers Total Return Realty Fund, Inc. (“RFI” and, together with DVM, the “Funds” and each a “Fund”) for a Joint Special Meeting of Stockholders of each Fund (the “Meeting”). The Meeting will be held on April 24, 2014 at the offices of Cohen & Steers Capital Management, Inc., the Funds’ investment manager (the “Investment Manager”), located at 280 Park Avenue, 20th floor, New York, NY 10017 at 10:00 a.m., Eastern time.

The stockholders of RFI and the stockholders of DVM have the right to vote on the proposals as summarized in the table below (the “Proposals”)

Proposal	RFI Stockholders	DVM Stockholders
Proposal 1: Approval of an Agreement and Plan of Reorganization		—
Proposal 2: Approval of the issuance of Shares of Common Stock in connection with the Reorganization	—
Proposal 3: Approval of an Amendment to RFI’s Charter	—
Proposal 4: Approval of Certain Fundamental Policy Changes for RFI	—

The following provides a brief overview of the substance of each proposal to be considered at the Meeting:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of DVM to RFI in exchange for shares of common stock of RFI and the assumption by RFI of all of the liabilities of DVM, the distribution of such RFI shares to the stockholders of DVM in complete liquidation of DVM and deregistration of DVM as an investment company pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), all as described in more detail in this Proxy/Prospectus (the “Reorganization”) (for the stockholders of DVM only);

PROPOSAL 2:	To approve the issuance of Shares of Common Stock in connection with the Reorganization (for the stockholders of RFI only);

PROPOSAL 3:	To approve a charter amendment to authorize the Board of Directors of RFI to amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class or series of stock without further action by the stockholders (for the stockholders of RFI only); and

PROPOSAL 4:	To approve the following fundamental policy changes for RFI (for the stockholders of RFI only):

	A.	Amending the Fund’s fundamental investment restriction with respect to making loans; and

	B.	Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting making short sales of securities or maintaining a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box’’), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); and

	C.	Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting purchasing securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies.

If Proposals 1 and 2 are approved and the Reorganization is consummated, as a result of the Reorganization, for each full (and fractional) share of common stock, par value $0.001 per share, of DVM (“DVM Common Shares”) would, in effect, be exchanged for an equivalent dollar amount (to the nearest $0.001) of full (and fractional) shares of common stock, par value $0.001 per share, of RFI (“RFI Common Shares”), based on the net asset value of each Fund. Common stockholders of DVM will receive cash in lieu of fractional shares of RFI in an amount equal to the value of the fractional RFI Common Shares that the stockholder would otherwise have received in the Reorganization. Although RFI Common Shares received in the Reorganization will have the same total net asset value as DVM Common Shares held immediately before the Reorganization (after adjustment for fractional shares, as noted above), the market value of the RFI Common Shares received, based on their price on the New York Stock Exchange (the “NYSE”) immediately prior to the Reorganization, may be greater or less than the market value of DVM Common Shares exchanged in the Reorganization, based on the current market price for DVM Common Shares at the time of the Reorganization. All RFI Common Shares currently issued and outstanding will remain issued and outstanding following the Reorganization.

With respect to Proposals 1 and 2, the Reorganization will not be consummated unless the Reorganization is approved by the stockholders of DVM and the issuance of RFI Common Shares in connection with the Reorganization is approved by the stockholders of RFI. If stockholders of DVM approve the Reorganization and the stockholders of RFI do not approve the issuance of RFI Common Shares in connection with the Reorganization or vice versa, the Reorganization will not proceed and DVM and RFI will continue in operation as separate investment companies, and the Board of each Fund will separately consider such alternatives as it determines to be in the best interests of stockholders, including, possibly, re-proposing the Reorganization.

The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower total annual operating expense ratio and enhanced market liquidity for RFI Common Shares following the Reorganization.

In addition, stockholders of RFI also are being asked to consider and approve an amendment to the Fund’s charter to authorize the Board of Directors from time to time to amend the charter to increase or decrease the number of authorized shares of stock of any class or series without further action by the stockholders. Stockholders of RFI also are being asked to approve changes to the fundamental investment policies of RFI, including (i) amending the Fund’s fundamental investment policy with respect to making loans; (ii) converting to non-fundamental its current fundamental investment restriction regarding limits on the Fund’s ability to enter into short sales of securities or maintain short positions; and (iii) converting to non-fundamental its current fundamental investment restriction regarding the purchase securities on margin. Proposals 3 and 4 are not dependent on the approval of Proposals 1 and 2 and Proposals 3 and 4 are not dependent on each other.

DVM and RFI were incorporated in Maryland on September 13, 2004 and September 4, 1992, respectively. DVM is a closed-end, diversified management investment company and RFI is a closed-end, non-diversified management investment company. Each Fund’s common stock is listed on the NYSE. The Funds have similar overall investment objectives and are managed by the Investment Manager. See “Proposal 1—Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy/Prospectus.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization, which is attached to this Proxy/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Reorganization are summarized in this Proxy/Prospectus. See “Proposal 1—Information about the Proposed Reorganization—The Agreement and Plan of Reorganization.”

This Proxy/Prospectus serves as a prospectus for RFI Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of RFI Common Shares in the Reorganization.

Assuming the stockholders of DVM approve the Reorganization and all other conditions to the consummation of the Reorganization are satisfied or waived, DVM and RFI will file articles of transfer (the “Articles of Transfer”) with the State Department of Assessments and Taxation in Maryland (the “SDAT”). The Reorganization will become effective when the SDAT accepts for record the Articles of Transfer or at such later time, which may not exceed 30 days after the Articles of Transfer are accepted for record, as specified in the Articles of Transfer. The date when the Articles of Transfer are accepted for record, or the later date, is referred to in this Proxy/Prospectus as the “Closing Date.” DVM, as soon as practical after the Closing Date, will terminate its registration under the 1940 Act and will thereafter be dissolved under Maryland law.

The Reorganization is being structured as a reorganization for federal income tax purposes that generally will be tax free. See “Proposal 1—Information About the Proposed Reorganization—Material U.S. Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

You should retain this Proxy/Prospectus for future reference as it sets forth concisely information about the Funds that you should know before voting on the Proposals described herein.

A Statement of Additional Information (“SAI”) dated February 18, 2014, which contains additional information about the Reorganization and the Funds, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Proxy/Prospectus. You may receive free of charge a copy of the SAI or a Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2012 and Semi-Annual Report to Stockholders for the six month period ended June 30, 2013, which highlight certain important information such as investment performance and expense and financial information, by visiting our website at www.cohenandsteers.com, by calling 800-330-7348 or by writing a Fund at the address listed above.

In addition, you can copy and review this Proxy/Prospectus and the complete filing on Form N-14 containing the Proxy/Prospectus, and any of the other above-referenced documents, at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

DVM and RFI common shares are listed on the NYSE under the symbols “DVM” and “RFI,” respectively. After the Closing, RFI Common Shares will continue to be listed on the NYSE under the symbol “RFI.” You also may inspect the Funds’ stockholder reports, proxy materials and other information about the Funds at the NYSE.

The information contained herein concerning each Fund has been provided by, and is included herein in reliance upon, each respective Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Page
Tax Shelter Reporting	62
Backup Withholding	62
Foreign Stockholders	62
Stockholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts	65
Other Reporting and Withholding Requirements	65
Other Taxation	65
Net Asset Value	65
Description of the Funds’ Capital Stock	66
Common Shares	66
PROPOSAL 2—Issuance of Additional RFI Common Shares	69
Required Vote
Board Recommendation

PROPOSAL 3—Amendment to the Charter to Authorize the Board of Directors from Time to Time to Increase or Decrease the Number of Authorized Shares of Stock of the Fund	70
Required Vote
Board Recommendation

PROPOSAL 4—To Approve Certain Fundamental Policy Changes for RFI	71
Required Vote
Board Recommendation

Other Business	74
Submission of Stockholder Proposals	74
Stockholder Communications with the Boards	74
Voting Information	74
Proxy Solicitation	76
Quorum	76
Votes Required	76
Effect of Abstentions and Broker “Non-Votes”	76
Adjournments and Postponements	76
Record Date and Outstanding Shares	77
Service Providers	77

PROPOSAL 1

TO APPROVE THE REORGANIZATION OF DVM WITH AND INTO RFI IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy/Prospectus and the Agreement and Plan of Reorganization, a form of which is attached to this Proxy/Prospectus as Appendix A.

Proposed Reorganization

At a meeting held on December 10, 2013, the Funds’ Boards, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), considered and unanimously approved the Agreement and Plan of Reorganization (the “Plan”). As a result of the Reorganization:

•	DVM will transfer its assets to RFI in exchange for the assumption by RFI of all of the existing liabilities of DVM and for the issuance to DVM of RFI Common Shares to be distributed to stockholders of DVM in complete liquidation thereof; and

•	each full (and fractional) share of common stock, par value $0.001 per share, of DVM would, in effect, be exchanged as of the Closing for an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of RFI, based on the net asset value of each Fund. Common stockholders of DVM will receive cash in lieu of fractional shares of RFI in an amount equal to the value of the fractional RFI Common Shares that the stockholder would otherwise have received in the Reorganization.

If the Reorganization is not approved by DVM stockholders or if stockholders of RFI do not approve the issuance of common stock to effect the Reorganization, DVM and RFI will continue as separate investment companies, and the Board of DVM will separately consider such alternatives as it determines to be in the best interests of stockholders, including, possibly, re-proposing the Reorganization.

For the reasons set forth below in “Information About the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of each Fund, including the Independent Directors, have concluded that the Reorganization would be in the best interests of the Fund and its stockholders, and that the interests of Fund stockholders would not be diluted as a result of the Reorganization. The Board of DVM, therefore, is hereby submitting the Reorganization to Fund stockholders and recommends that stockholders of DVM vote “FOR” the Reorganization.

The Reorganization has been approved by the Board of DVM, including at least 75% of the Continuing Directors (as defined herein). Under DVM’s charter, approval of the Reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund. See “Voting Information” below. The stockholders of RFI are not required to vote separately on the Reorganization, although they must approve the issuance of RFI Common Shares in connection with the Reorganization in order for the Reorganization to be consummated. See “Proposal 2 – Issuance of Additional RFI Common Shares”. If stockholders of DVM approve the Reorganization, and stockholders of RFI approve the related issuance of RFI Common Shares, the Reorganization is expected to occur on June 20, 2014, but in any event no later than June 30, 2014.

As a condition to completion of the Reorganization, the Funds will each have received an opinion of Ropes & Gray LLP substantially to the effect that the Reorganization will qualify as a reorganization for federal income tax purposes that generally will be tax free. Accordingly, no gain or loss is expected to be recognized by the Funds or, generally, their stockholders as a direct result of the Reorganization. In addition, the tax basis of an Acquired Fund stockholder’s shares is generally expected to carry over to the Acquiring Fund shares the stockholder receives in the Reorganization and the holding period of an Acquired Fund stockholder’s shares of the Acquiring Fund is expected to be determined by including the period for which the stockholder held shares of the Acquired Fund exchanged therefore. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Material U.S. Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds

The Funds have similar investment objectives, which are, primarily, a high total return consisting of dividend income (for RFI, current income) and capital appreciation through investment in real estate securities, and additionally, for DVM, through investment in dividend paying large cap value common and preferred stock. DVM is a diversified, closed-end management investment company, while RFI is a non-diversified, closed-end management investment company. Because RFI, as a non-diversified investment company, may invest in a smaller number of individual issuers or in larger proportions of the securities of a single industry than a diversified investment company, an investment in RFI presents greater potential non-diversification risk to you than an investment in a diversified company. If these securities were to decline in value, there could be a substantial loss of the investment. With a smaller number of issuers, there is the potential for more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in total return and share price of a non-diversified fund.

Each Fund focuses its investments in equity securities, including common stocks, preferred stocks and other equity securities, of U.S. real estate companies; however, DVM may also focus its investments in dividend paying large cap value common and preferred stock with the potential to offer the opportunity for long-term growth of income and capital appreciation. Each Fund is managed by the Investment Manager.

Under normal circumstances, DVM invests (i) at least 25%, but no more than 75%, of its total assets in common stocks issued by real estate companies, such as real estate investment trusts or REITs; and (ii) at least 25%, but no more than 75%, of its total assets in a portfolio of dividend paying large cap value common stocks and preferred stocks with the potential to offer the opportunity for long-term growth of income and capital appreciation, selected using a large cap dividend value strategy. The Investment Manager retains broad discretion to allocate DVM’s investments between securities issued by real estate and large cap value companies in a manner it believes will best achieve DVM’s investment objective. Under normal circumstances, RFI invests at least 75% of its total assets in the equity securities of real estate companies, including (i) common shares (including shares and units of beneficial interest of REITs), (ii) rights or warrants to purchase common shares, (iii) securities convertible into common shares where the conversion feature represents, in the Investment Manager’s view, a significant element of the securities’ value, and (iv) preferred shares.

DVM and RFI each may invest up to 20% of its total assets in foreign securities. Each Fund generally will not invest more than 10% of its total assets in the securities of any issuer; however, RFI’s policy is fundamental and may not be changed without a stockholder vote.

Each Fund may invest in preferred securities, except RFI may only invest up to 20% of its total assets in preferred securities and other fixed income securities issued by any type of company. RFI may also invest up to 25% of its total assets in debt securities issued by real estate companies. RFI may invest in unrated debt securities or in debt securities rated lower than BBB by Standard & Poor’s (S&P) or lower than Baa by Moody’s Investor Services (Moody’s).

Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total returns and credit default swaps; forward contracts; and structured investments. In addition, the Funds may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps and options on currency or currency futures. The Funds also may purchase and sell derivative instruments that combine features of these instruments.

DVM may invest a significant portion, but less than 25% of its total assets in securities issued by companies principally engaged in either the financial services or utilities industries. In addition, DVM may invest in illiquid securities without limit, while RFI may only invest up to 10% of its total assets in illiquid securities.

The fundamental investment restrictions to which the Funds are subject are similar but not identical. Stockholders of RFI are being asked to change certain fundamental policies, which require RFI stockholder approval to amend, as discussed in more detail in Proposal 4 below.

Because of their similar investment objectives and principal investment strategies, the Funds are subject to similar investment risks. Because each Fund concentrates its assets in the real estate industry, a Fund’s investments will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. In addition, there are specific risks associated with particular sectors of real estate investments such as retail, office, hotel, healthcare, and multifamily properties. DVM is subject to additional risks as a result of its investment in dividend paying large cap value securities. Dividend paying large cap value securities have historically generated higher average returns than fixed-income securities over the long-term, and also have experienced significantly more volatility in returns. Such securities may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. Prices of dividend paying large cap value securities fluctuate for many reasons, including (i) changes in investors’ perceptions of the financial condition of an issuer; (ii) the general condition of the relevant stock market; or (iii) the occurrence of political or economic events affecting issuers. Securities in which DVM invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. Finally, prices of dividend paying large cap value securities may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, each Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company, or in the case of DVM, a dividend paying large cap value security. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objectives.

Neither Fund is intended to be a complete investment program, and there is no assurance that the Funds will achieve their investment objectives.

The preceding summary of the Funds’ investment objectives and certain policies and related risks should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives, Strategies and Principal Risks,” “—Additional Investment Activities,” “—Risk Factors” and “—Investment Restrictions” which contains a more complete comparison of the Funds’ investment objectives, strategies, policies and restrictions and related risks. The investment strategies, policies and restrictions of RFI will be the same for the combined Fund, including any changes approved by RFI’s stockholders set forth in Proposals 3 and 4 below.

Fees and Expenses

After the Reorganization, the combined Fund is anticipated to have a lower total annual operating expense ratio, than each Fund’s total annual operating expense ratio individually prior to the Reorganization.

Fee Table

The following table and example contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, as a percentage of net assets as of June 30, 2013, for each Fund, and (ii) the pro forma fees and expenses, assuming the Reorganization had taken place on June 30, 2013. The fees and expenses are presented as a percentage of net assets. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of June 30, 2013. The annual operating expenses of the Pro Forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of June 30, 2013. These projections for the Pro Forma Combined Fund include the change in operating expenses expected as a result of the Reorganization, assuming the Pro Forma Combined Fund’s capital structure and asset levels as of June 30, 2013.

	DVM	RFI	Pro Forma Combined Fund (RFI)[1]
Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)[2]	None	None	None
Dividend Reinvestment Plan Fees[3]	None	None	None

Annual Expenses (as a percentage of net assets attributable to common stock)[4]
Management Fees[5]	0.75%	0.70%	0.70%
Other Expenses	0.19%	0.24%	0.17%[6]

Total Annual Fund Operating Expenses	0.94%	0.94%	0.87%

1.	The Pro Forma Combined Fund column assumes the proposed Reorganization was consummated on June 30, 2013.
2.	Shares of the Funds’ common stock are traded on the secondary market and, as such, transactions are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any underwriting commissions paid by stockholders in the initial public offering of the common stock of each Fund.
3.	Each participant in a Fund’s DRIP pays a proportionate share of the brokerage commissions incurred with respect to open market purchases, if any, made by the Fund’s Plan Agent (defined below).
4.	Annual Expenses are stated as a percentage of net assets attributable to the Funds’ shares of common stock.
5.	Reflects the effective management fee rate paid by each Fund’s common stockholders. DVM and RFI are each charged a management fee of 0.75% and 0.70%, respectively, of the Fund’s average daily net assets, and the combined Fund will pay a contractual management fee of 0.70% of its average daily net assets.
6.	Reflects an annual administrative fee of 0.04% of average daily net assets to be paid by the combined Fund to the Investment Manager. Prior to Closing, RFI did not pay an administrative fee to the Investment Manager.

Expense Example

The following example is intended to help you compare the costs of an investment in the combined Fund (RFI), after the Reorganization is consummated, with the costs of investing in a Fund before the Reorganization. The example is based on each Fund’s Total Annual Fund Operating Expenses as set forth in the Fee Table, which are based on each Fund’s actual expense ratio as of the year ended June 30, 2013 and assumes the assumptions set forth for the table above. An investor would pay the following expenses on a $1,000 investment in shares of a Fund’s common stock, assuming a 5% annual return on net asset value through the period and no changes to Total Annual Fund Operating Expenses for each Fund for years 1 through 10:

	1 Year	3 Years	5 Years	10 Years
DVM	$10	$30	$52	$115
RFI	$10	$30	$52	$115
Pro Forma Combined Fund	$9	$28	$48	$107

The example set forth above assumes the reinvestment of all dividends and distributions at net asset value. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Investment Objectives, Strategies and Principal Risks

The Funds have similar overall investment objectives. DVM’s primary investment objective is high total return consisting of dividend income and capital appreciation. RFI’s investment objective is high total return through investment in real estate securities. In pursuing total return, RFI seeks both current income and capital appreciation (realized and unrealized) and equally emphasizes both current income and capital appreciation. DVM is a diversified, closed-end management investment company and RFI is a non-diversified, closed-end management investment company. The Funds are both managed by the Investment Manager. For a more detailed comparison of the Funds’ investment objectives, strategies and principal risks, please see Appendix C.

Each Fund focuses its investments in equity securities, including common stocks, preferred stocks and other equity securities. Under normal market conditions, DVM invests (i) at least 25%, but no more than 75%, of its total assets in common stocks issued by real estate companies, such as REITs, and (ii) at least 25%, but no more than 75%, of its total assets in a portfolio of dividend yielding common stocks and preferred stocks that have the potential to offer the opportunity for long-term growth of income and capital appreciation. The Investment Manager retains broad discretion to allocate DVM’s investments between securities issued by real estate and large cap value companies in a manner it believes will best achieve DVM’s investment objective. Under normal market conditions, RFI invests at least 75% of its total assets in the equity securities of real estate companies. Such equity securities will consist of (i) common shares (including shares and units of beneficial interest of REITs), (ii) rights or warrants to purchase common shares, (iii) securities convertible into common shares where the conversion feature represents, in the investment adviser’s view, a significant element of the securities’ value, and (iv) preferred shares.

Each Fund may invest in preferred securities and other fixed income or debt securities issued by any type of company and may invest in non-investment grade preferred stock or debt securities, although the percentages vary by Fund. RFI may not invest more than 25% its assets in debt securities issued or guaranteed by real estate companies. RFI may invest in unrated debt securities or in debt securities rated lower than BBB by S&P or lower than Baa by Moody’s. In addition, under normal market conditions, RFI may invest up to 20% of its total assets in preferred securities and other fixed income securities issued by any type of company.

Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total returns and credit default swaps; forward contracts; and structured investments. In addition, the Funds may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps and options on currency or currency futures. The Funds also may purchase and sell derivative instruments that combine features of these instruments.

In making investment decisions with respect to common stocks and other equity securities, including securities of REITs in which DVM and RFI may invest, the Investment Manager adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Investment Manager utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (NAV), cash flow multiple/growth ratios and a Dividend Discount Model (DDM). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

In making investment decisions with respect to dividend yielding equity securities in which DVM invests, the Investment Manager first seeks to identify attractive businesses by industry through identification of key industry drivers and evaluation of each company’s business model, market position and management team. Then a number of additional factors are reviewed to assess a company’s dividend growth potential as well as the sustainability of that growth, including analysis of dividend history, free cash flow and dividend payout ratios. Once this fundamental research has been completed and the universe of companies has been narrowed, a dividend discount model is employed to determine the present value of a future stream of a company’s dividend payments to identify stocks the investment manager believes are undervalued relative to their long-term growth prospects. This model assists in both quantifying discounts to target prices and determining individual stock and sector weightings.

In an effort to mitigate risk, the Investment Manager adheres to a sell discipline that helps to identify when to begin scaling out of a position that no longer meets its investment criteria. Considerations include changes in company management or strategy, changes in dividend policy, invalid investment thesis, stock price approaching target price, deterioration of company fundamentals or changing industry considerations. The risks associated with an actively managed strategy include the value of common stocks and other equity securities fluctuating in response to developments concerning the company, political and regulatory circumstances, the stock market and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole. Dividend-paying stocks may be particularly sensitive to changes in market interest rates, and prices may decline as rates rise.

In making investment decisions with respect to preferred securities and other fixed income securities in which each Fund invests, the Investment Manager seeks to select securities it views as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes, among others.

Each Fund generally will not invest more than 10% of its managed assets in the securities of one issuer. This issuer limitation is a fundamental policy for RFI, which means it may only be changed by a vote of stockholders.

The combined Fund will continue to employ the same principal investment strategies used by RFI. Although RFI’s stockholders are being asked to approve Proposal 4 to change certain fundamental investment policies, this will have no immediate effect on how RFI employs its principal investment strategies.

Each Fund may invest in, among other things, the types of securities and instruments described below:

Real Estate Companies

Under normal market conditions, DVM invests at least 25%, but no more than 75%, of its total assets in equity securities issued by real estate companies, and RFI invests at least 75% of its assets in equity securities of real estate companies. Real estate companies may include REITs. For purposes of DVM’s and RFI’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate and land; or

•	has at least 50% of its assets in such real estate.

Equity securities of real estate companies consist of:

•	common stocks (including REIT shares);

•	preferred stocks;

•	rights or warrants to purchase common and preferred stocks; and

•	securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager’s view, a significant element of the securities’ value.

Real Estate Investment Trusts

A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and RFI intends to use these REIT dividends in an effort to meet the high current income goal of its investment objective. Dividends paid by REITs will not be eligible for the dividends received deduction and are generally not considered “qualified dividend income” eligible for reduced rates of taxation, each as discussed in more detail below in “Additional Information about the Funds—Taxation.”

REITs can generally be classified as equity REITs and mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. RFI does not currently intend to invest more than 10% of its assets in mortgage REITs.

Foreign (Non-U.S.) Companies

Each of DVM and RFI may invest up to 20% of its assets in securities of foreign issuers. DVM will not invest more than 10% of its assets in securities of issuers in emerging markets (or less developed countries).

Dividend income a Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income a Fund receives from securities of certain “qualified foreign corporations” (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

Preferred Securities

The Funds may invest, to varying degrees, in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this Proxy/Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Proxy/Prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Funds invest do not qualify for the dividends received deduction (the “DRD”) and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from a Fund attributable to hybrid or REIT preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from a Fund attributable to traditional preferred securities, other than those issued by REITs, generally would qualify for the DRD as to any corporate stockholder and generally would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

Debt Securities

Each Fund may invest in debt securities issued by real estate companies, including REITs, utility companies and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, such as mortgage debt securities. Convertible securities are exchangeable for common stock at a predetermined stock (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

Common Stocks

DVM may invest in dividend-paying equity securities that have the potential to offer the opportunity for long-term growth of income and capital appreciation. A value approach seeks to identify companies that appear to be undervalued by various measures and may be out of favor but have good prospects for capital appreciation and dividend growth. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Financial Services Company Securities

DVM may invest a significant portion, but less than 25%, of its total assets in securities issued by companies “principally engaged’’ in the financial services industry. A company is “principally engaged’’ in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Utility Company Securities

DVM may invest a significant portion, but less than 25%, of its total assets, in the securities of companies principally engaged in the utility industry. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural gas; and provision of communications services, including cable television, satellite, microwave, telephone and other communications media.

Lower-Rated Securities

Each Fund is permitted to invest in preferred stock and debt securities rated below investment grade and equivalent unrated securities of comparable quality as determined by the Investment Manager. Securities rated non-investment grade (lower than “BBB-” by Standard & Poor’s Ratings Group (“S&P”) or lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”)) are sometimes referred to as “high yield” or “junk” bonds. RFI may only invest in high yield securities that are rated “CCC” or higher by S&P, or rated “Caa” or higher by Moody’s, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Funds will not invest in securities that are in default at the time of purchase. For a description of S&P and Moody’s ratings, see Appendix D to this Proxy/Prospectus.

Additional Investment Activities

The Funds may, but are not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further a Fund’s investment objective(s), no assurance can be given that they will achieve this result.

Derivatives Transactions

The Funds may, but are not required to, use, without limit, various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further a Fund’s investment objectives, no assurance can be given that they will achieve this result.

The Funds may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Funds may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Funds also may purchase and sell derivative instruments that combine features of these instruments. The Funds may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

Other Investment Companies

Each Fund may invest in other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act. Each Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies in which a Fund invests may have investment policies that differ from those of the Funds. In addition, to the extent a Fund invests in other investment companies not exclusively advised by the Investment Manager, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

In accordance with Section 12(d)(1)(F) of the 1940 Act, a Fund may be limited in the amount the Fund and its affiliates, including the other funds, can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To the extent required by the provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the Investment Manager may be required to vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund.

Restricted and Illiquid Securities

RFI may invest 10% of its assets in illiquid securities, and DVM does not have a limit. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. Each Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the Fund’s investment limitations, if applicable. The Boards have delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Funds, although they have retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Boards and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Other Investments

Each Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which each Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the

U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper.

Temporary Defensive Position

Upon the Investment Manager’s recommendation, during periods of unusual adverse market condition and in order to keep a Fund’s cash fully invested, a Fund may deviate from its investment objectives and invest all or any portion of its assets in, for both DVM and RFI, investment grade debt securities. In such a case, the Funds may not pursue or achieve their investment objectives.

Risk Factors

Expenses

After the Reorganization, the Acquiring Fund is expected to have a total annual operating expense ratio that is lower than both DVM and RFI’s current total annual operating expense ratio. However, each Fund will incur expenses related to the Reorganization in proportion to their respective net assets and the Acquiring Fund may incur higher expenses for a period of time due to the expenses associated with the Reorganization prior to experiencing any savings or may never experience any savings if fixed costs increase or the value of the Acquiring Fund’s assets decrease.

The Board of each Fund expects that its respective Fund’s stockholders should realize lower operating expenses after the Reorganization than if the Reorganization did not occur after the expenses associated with the Reorganization have been paid. For the 12-month period ended June 30, 2013, the total annual operating expenses of DVM and RFI were 0.94% and 0.94%, respectively. The Funds estimate that after the Reorganization the total annual operating expenses for the Acquiring Fund will be 0.87% on a pro forma basis (assuming the Acquiring Fund’s capital structure and asset levels as of June 30, 2013), representing a reduction in the total annual operating expenses of 0.07% for each of DVM and RFI. Even with the payment of an administrative fee to the Investment Manager, the Acquiring Fund’s total annual operating expenses are still estimated to be lower for the combined Fund. There can be no assurance that future expenses will not increase or that any expense savings will be realized following the Reorganization.

The Funds will bear all expenses incurred in connection with the Reorganization, including, without limitation, the costs of printing, mailing, and soliciting proxies; accounting fees; registration fees of the SEC; and NYSE listing fees, which costs will be borne by the Funds in proportion to their respective net assets. It is estimated that the total costs of the Reorganization will be $287,500 (as of June 30, 2013, $0.014 and $0.012 per share for DVM and RFI, respectively). Of the estimated total costs, approximately $175,000 are expected to be borne by DVM, and $112,500 are expected to be borne by RFI.

Neither the Funds nor the Investment Manager will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the stockholder as a result of attending the stockholder meeting, voting on the Reorganization or other proposals, or other action taken by the stockholder in connection with the Reorganization).

Earnings and Distribution Rate

The Acquiring Fund’s earnings and distribution rate may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earning and distribution rate prior to the Reorganization. There can be no assurance that the Acquiring Fund’s distributions will remain constant or not decline following the Reorganization.

A Fund’s earnings and net investment income vary over time and depend on many factors, including its asset mix, portfolio turnover level, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Acquiring Fund after the Reorganization, will remain constant or will not decline.

Premium/Discount to NAV

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market price may also be affected by investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were generally below net asset value per share.

RFI Common Shares have recently been trading at a narrower discount to net asset value (i.e., the market price of the Fund’s common shares is below the Fund’s net asset value per share) than that of DVM Common Shares. Depending on the relative discount or premium of the common shares of one Fund to the common shares of the other Fund at the time of the Reorganization, the discount of a Fund’s common shares may widen or the premium of a Fund’s common shares may narrow (i.e., the market price of the common shares may decrease relative to NAV), which may result in the RFI Common Shares received by DVM stockholders and/or the Acquired Fund’s common shares held by RFI stockholders following the Closing of the Reorganization having an aggregate market value that is less than the aggregate market value of DVM Common Shares that are exchanged in the Reorganization or than the market value of the RFI Common Shares prior to the Reorganization, respectively. There can be no assurance whether, after the Reorganization, the common shares of the Acquiring Fund will trade at, above or below NAV. In the Reorganization, stockholders of DVM will receive RFI Common Shares based on the relative net asset values (not the market values) of RFI Common Shares. The market value of the common shares of the Acquiring Fund after the Reorganization may be less than the market value of the common shares of DVM or RFI prior to the Reorganization.

Investment Risks

There is no guarantee that each Fund’s common stock will not lose value. This means the stockholders of each Fund—including the combined Fund—could lose money. The following discussion describes the principal and certain other risks that may affect the Funds.

Market Risk

An investment in a Fund represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. A Fund’s common stock, at any point in time, may be worth less than what was initially invested, even after taking into account the reinvestment of dividends and distributions.

Risks of Securities Linked to the Real Estate Market

Each Fund may invest in securities of real estate companies; however, because RFI concentrates its assets in the real estate industry, including REITs, an investment in RFI will be significantly impacted by the performance of the real estate market. RFI does not invest in real estate directly, but because of its policy of concentration in the securities of companies in the real estate industry, the Fund also is subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants, buyers and sellers of real estate;

•	quality of maintenance, insurance and management services;

•	falling home prices;

•	failure of borrowers to repay their loans;

•	early payment or restricting of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.

Thus, the value of the Funds’ common stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing. These risks include the following:

Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy and other factors such as a down turn in the businesses operated by their tenants, obsolescence and non-competitiveness. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would impact a Fund’s investment performance.

Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

REIT Tax Risk

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The general risks described above relating to the real estate markets may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs may be affected by changes to the tax laws.

Common Stock Risk

Each Fund may invest in equity securities, including common stock. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s common stock held by a Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by a Fund.

Foreign Securities Risk

Investments in such securities are particularly speculative. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Funds may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes and dividend income a Fund receives from foreign securities may not be eligible for the reduced rates of taxation applicable to qualified dividend income.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries also may have less reliable custodial services and settlement practices.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

Foreign Currency Risk

Although each Fund reports its net asset value (“NAV”) and pays dividends in U.S. dollars, foreign securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when DVM invests in foreign securities, it is subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities, such as preferred and debt securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, a Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which a Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of a Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Tax Risk

Each Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations. Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund and the REITs in which the Fund invests.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining a Fund’s NAV, illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Non-Diversified Status

RFI is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, RFI intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, including with respect to the diversification requirements applicable to a regulated investment company under the Code (discussed below in “Additional Information about the Funds—Taxation”).

Because RFI, as a non-diversified investment company, may invest in a smaller number of individual issuers or in larger proportions of the securities of a single industry than a diversified investment company, an investment in RFI presents greater potential non-diversification risk to you than an investment in a diversified company. If these securities were to decline in value, there could be a substantial loss of the investment. With a smaller number of issuers, there is the potential for more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in total return and share price of a non-diversified fund.

Anti-Takeover Provisions

Certain provisions of each Fund’s charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the charter and conversion to open-end status. For additional information about these provisions, see “Description of the Funds’ Capital Stock—Special Voting Provisions” below.

Investment Restrictions

The following restrictions, along with each Fund’s investment objective(s), are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this Proxy/Prospectus, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Non-Fundamental policies may be changed by a Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Fundamental Investment Restrictions

The Funds’ fundamental investment restrictions are substantially similar, except as noted below. Neither Fund may, without the approval of the holders of a majority of the Fund’s outstanding voting securities:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that DVM may invest in financial futures contracts, options thereon and such similar instruments; and

5. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings (non-fundamental for DVM).

In addition, DVM may not make any investment inconsistent with its classification as a diversified company under the 1940 Act. DVM may not invest more than 25% of its assets in securities of issuers in any one industry other than the real estate industry, with at least 25% of the Fund’s assets being invested in the real estate industry. This limitation does not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

DVM may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities. RFI may not make loans except through the purchase of debt obligations in accordance with its investment objective and policies.

RFI may not purchase more than 10% of the voting securities of any issuer. In addition, RFI will not (i) participate on a joint and several basis in any securities trading account; (ii) invest in companies for the purpose of exercising control; (iii) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box’’), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes); (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies; and (v) invest in interests in oil, gas, or other mineral exploration or development programs.

Non-Fundamental Investment Restrictions

DVM will not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

Portfolio Turnover

For the fiscal years ended December 31, 2011 and 2012, the Funds’ portfolio turnover rates were as follows:

	2011	2012
DVM	61%	59%
RFI	72%	65%

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Agreement and Plan of Reorganization

The following is a summary of the material terms and conditions of the Agreement and Plan of Reorganization entered into between DVM and RFI. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization attached as Appendix A to this Proxy/Prospectus. Under the Agreement and Plan of Reorganization, DVM will transfer its assets and liabilities to RFI at Closing. As part of the Reorganization, RFI shall issue RFI Common Shares to DVM with an aggregate net asset value equal to the net asset value of DVM, all valued as of 4:00 p.m. Eastern time on the business day prior to the Closing. DVM will distribute such RFI Common Shares to stockholders of DVM in the liquidation of DVM. In connection with the Reorganization, DVM will be deregistered as an investment company under the 1940 Act, its shares will be removed from listing on the NYSE and its registration under the Securities Exchange Act of 1934, as amended (the “1934 Act”) will be withdrawn and DVM will be dissolved. After the Reorganization, DVM will no longer exist and RFI will be the surviving corporation.

As a result of the Reorganization, each full (and fractional) outstanding DVM Common Share will, in effect, be exchanged for an equivalent dollar amount (to the nearest one tenth of one cent) of full (and fractional) RFI Common Shares, based on the net asset value per share of each of the Funds at 4:00 p.m., Eastern time on the business day before the Closing. Common stockholders of DVM will receive cash in lieu of fractional shares of RFI in an amount equal to the value of the fractional RFI Common Shares that the stockholder would otherwise have received in the Reorganization. No sales charge or fee of any kind will be charged to holders of DVM Common Shares in connection with their receipt of RFI Common Shares in the Reorganization.

From and after the Closing, RFI will possess all of the properties, assets, rights, privileges and powers, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties, of RFI, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as DVM Common Shares and RFI Common Shares, are not entitled to demand the fair value of their shares upon a reorganization; therefore, the holders of DVM Common Shares and RFI Common Shares will be bound by the terms of the Reorganization, if approved. However, any holder of DVM Common Shares and RFI Common Shares may sell such shares on the NYSE at any time prior to the Reorganization.

The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds’ stockholders, at any time prior to the Closing by resolution of either of the Funds’ Boards, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to the Fund it oversees.

Prior to the Reorganization, DVM shall have, and RFI currently intends to have, declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing, if any, and substantially all of its net capital gain (after reduction for capital loss carryforwards) realized through the Closing, if any.

The Agreement and Plan of Reorganization provides that either Fund may waive compliance with any of the terms or conditions therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Reorganization be approved by stockholders of DVM; and (b) DVM receives the opinion of Ropes & Gray LLP substantially to the effect that the transactions contemplated by the Agreement and Plan of Reorganization will constitute a reorganization for federal income tax purposes if, in the judgment of DVM’s Board, after consultation with DVM’s counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to the stockholders of DVM.

Under the Agreement and Plan of Reorganization, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those Directors and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Agreement and Plan of Reorganization or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the Directors or officers of the Fund prior to the Closing, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund that the interests of that Fund’s stockholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Fund. All expenses incurred in connection with the Reorganization will be borne by the Funds in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

With respect to DVM, approval of the Agreement and Plan of Reorganization will require the affirmative vote of a majority of the outstanding common shares of the Fund. See “Voting Information” below.

Reasons for the Reorganization and Board Considerations

Board Considerations

At a meeting held on December 10, 2013, the Funds’ Boards, including the Independent Directors, considered and unanimously approved the Agreement and Plan of Reorganization. In considering the Agreement and Plan of Reorganization, the Boards did not identify any single factor or information item as all-important or controlling. Following discussions, and based on its evaluation of all material factors to the Funds, including those described below, the Board of each Fund, including the Independent Directors, determined, with respect to its Fund, that: (1) the Reorganization would be in the best interests of that Fund; and (2) the Reorganization would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the Reorganization, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including the following:

•	the combined Fund is expected to have a lower total annual operating expense ratio than the Fund’s total annual operating expense ratio as of June 30, 2013 beginning with the first year following the Reorganization;

•	the Funds have similar overall investment objectives and are managed by the Investment Manager;

•	the Fund’s expense ratio and information as to specific fees and expenses of the Fund, including management fees, administrative fees and other operating expenses;

•	the benefits to the Fund and its stockholders that are expected to be derived from the Reorganization, including the potential for portfolio management efficiencies;

•	current DVM investors will be able to invest in a Fund that focuses its investments in real estate companies rather than in a hybrid investment strategy;

•	the combined Fund’s total annual operating expenses in future years is expected to be less than each Fund’s current level because expenses of the combined Fund will be spread over a larger asset base;

•	the federal tax consequences of the Reorganization to DVM and the holders of DVM Common Shares, including that the Reorganization has been structured to qualify as a reorganization for federal income tax purposes;

•	the ability of RFI to utilize DVM’s unused capital loss carryforwards, if any, after the Reorganization;

•	the combined Fund may have a substantially larger trading market for its common stock than either Fund has currently, which may:

•	increase liquidity for stockholders;

•	to the extent that trading discounts may be influenced by demand, reduce the extent of trading discounts that would be experienced in a smaller trading market; and

•	create a larger trading market and offer the potential for greater investor and analyst interest as well as reduce trading costs below those incurred if each Fund were managed individually; and

•	the benefits that may be derived by the Investment Manager and its affiliates as a result of the Reorganization, including the elimination of duplicative operations and that profitability of the Investment Manager may increase as a result of the expected decline in the Investment Manager’s operational expenses for administrative, compliance and portfolio management services.

The Boards also considered the assets under management of each Fund and determined that RFI be the Acquiring Fund, even though RFI’s assets under management were less than DVM’s assets under management. In reaching this conclusion, the Boards considered a number of factors, including the elimination of DVM’s dual investment strategies, and RFI’s long-term performance record and history of trading at a narrower discount than DVM as well as versus other closed-end funds.

The Investment Manager may be deemed to have a financial interest in the Reorganization because of the benefits that may be derived by the Investment Manager and its affiliates as a result of the Reorganization, including the elimination of duplicative operations and that profitability of the Investment Manager may increase as a result of the expected decline in the Investment Manager’s operational expenses for administrative, compliance and portfolio management services.

Material U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify for U.S. federal income tax purposes as a reorganization under Section 368(a) of the Code and thus is not expected to result in the recognition of gain or loss by the Funds or, generally, their stockholders (except with respect to cash received by Acquired Fund stockholders in lieu of fractional shares of Acquiring Fund, as discussed below). Assuming that the Reorganization is completed according to the terms of the Agreement and Plan of Reorganization and based upon facts, factual representations and assumptions contained in the representation letters provided by the Funds, all of which must continue to be true and accurate in all material respects as of the effective time of the Reorganization, Ropes & Gray LLP, counsel to the Funds, will render its opinion substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a) the Reorganization as provided in the Agreement and Plan of Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized to the Acquired Fund with respect to the Acquired Assets in connection with the transfer of the Acquired Assets to the Acquiring Fund in exchange for the Acquiring Fund common stock and the assumption by the Acquiring Fund of the Acquired Fund’s obligations, or with respect to the distribution of the Acquiring Fund common stock to Fund stockholders as consideration for their Acquired Fund common stock, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c) no gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund common stock and the assumption by the Acquiring Fund of the Acquired Fund’s obligations;

(d) no gain or loss will be recognized to the stockholders of the Fund upon their receipt of the Acquiring Fund common stock in exchange for Acquired Fund common stock, although stockholders of Acquired Fund may be required to recognize gain to the extent of any cash received in lieu of fractional shares of Acquiring Fund;

(e) the tax basis of Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization, adjusted for any gain or loss required to be recognized as described in (b) above;

(f) immediately after the Reorganization, the aggregate tax basis of the Acquiring Fund common stock received by each holder of Acquired Fund common stock in the Reorganization will be equal to the aggregate tax basis of the shares of Acquired Fund common stock owned by such stockholder immediately prior to the Reorganization, decreased by the amount of cash received by such stockholder, if any, and increased by the amount of gain recognized by such stockholder (including any portion of such gain that is treated as a dividend) as a result of the receipt of such cash, if any;

(g) a stockholder’s holding period for Acquiring Fund common stock will be determined by including the period for which the stockholder held shares of Acquired Fund common stock exchanged therefore, provided that such shares of Acquired Fund common stock were held as capital assets;

(h) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, transferred will include the period for which such assets were held by the Acquired Fund; and

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received.

If, as expected, the Reorganization is a reorganization for federal income tax purposes that is generally tax free, neither stockholders nor the Funds are expected to recognize gain or loss directly as a result of the Reorganization. Stockholders of Acquired Fund who receive cash in lieu of fractional shares of Acquiring Fund will be required to recognize gain, if any, built into their shares of Acquired Fund, limited to the amount of such cash. Any such gain will be treated as a dividend or as capital gain, depending on the stockholder’s particular circumstances. The Reorganization is expected to end the tax year of the Acquired Fund, which may accelerate distributions from the Acquired Fund to stockholders. Specifically, the Acquired Fund may recognize any net investment company taxable income (computed without regard to the deduction for dividends paid), and any net capital gains, including those realized on disposition of portfolio securities in connection with the Acquired Fund’s Reorganization (after reduction by any available capital loss carryforwards), or net capital losses in the potential short tax year ending on the date of such Reorganization, and may declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to their stockholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Reorganization. The actual tax consequences effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. It is expected that DVM prior to the Closing and the combined Fund post the Closing will each sell a portion of DVM’s dividend paying large cap value securities in connection with the Reorganization. Please see “Portfolio Securities” below for further information.

The cost basis of shares of the Acquired Fund is expected to carry over, and the holding periods of such shares to “tack” to those of the new shares in the Acquiring Fund, except that, to the extent an Acquired Fund stockholder receives cash in lieu of a fractional share of Acquiring Fund, such basis will be decreased by the amount of such cash received by such stockholder and increased by the amount of gain recognized by such stockholder (including any portion of such gain that is treated as a dividend) as a result of the receipt of such cash.

The unrealized capital gains, unrealized capital losses, and capital loss carryforwards of the Funds, if any, may be different from those of the Funds before the Reorganization. If the Reorganization occurs, a stockholder of a Fund may experience an increase in the stockholder’s proportionate share of unrealized capital gains or a decrease in the stockholder’s proportionate share of unrealized capital losses and/or capital loss carryforwards, if any, as a result of the Reorganization, which could accelerate the timing of taxable distributions to stockholders.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any stockholder. Stockholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Reporting Requirements

A holder of DVM Common Shares who receives RFI Common Shares as a result of the Reorganization will be required to retain records pertaining to the Reorganization. Each holder of DVM Common Shares who is required to file a U.S. federal income tax return and who is a “significant holder” that receives RFI Common Shares in the Reorganization will be required to file a statement with the holder’s U.S. federal income tax return for the year of the Reorganization setting forth, among other things, such holder’s basis in, and the fair market value of, DVM Common Shares surrendered in the Reorganization. A “significant holder” is a holder of DVM Common Shares who, immediately before the Reorganization, owned at least 5% (by vote or value) of the outstanding stock of DVM.

Information Regarding Tax Capital Loss Carryforwards

Based on DVM’s investment portfolio as of October 31, 2013, it is estimated that DVM will use its capital loss carryforwards to offset capital gains generated upon the sale of a portion of its dividend paying large cap value securities prior to the Closing. As a result, it is not expected that any unused capital loss carryforwards will be transferred to RFI. Please see “Portfolio Securities” below for further information.

PORTFOLIO SECURITIES

Because DVM has an investment policy to invest, under normal circumstances, at least 25% of its assets in dividend paying large cap value securities and RFI does not focus its investments in such securities, the Investment Manager expects to dispose of DVM’s dividend paying large cap value securities in connection with the Reorganization. As of October 31, 2013, dividend paying large cap value securities comprised approximately 54% of DVM’s portfolio. It is estimated that if the Reorganization had occurred on October 31, 2013, to minimize the tax impact to the Funds’ stockholders, the Investment Manager would have sold approximately 61% of DVM’s dividend paying large cap value investments prior to the Closing and the remainder would have been sold by the combined Fund immediately after the Closing. If stockholders approve the Reorganization, in order for DVM to reposition its portfolio, DVM may not be in compliance with its policy to invest at least 25% of its assets in dividend paying large cap value securities during the period between the date the Reorganization is approved and the Closing. The tax impact to stockholders of DVM on the sale of certain DVM portfolio assets during the period between the date the Reorganization is approved and the Closing will depend on the difference between the price at which such assets are sold and DVM’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to DVM’s stockholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to DVM’s taxable year that ends on the day of the Closing, and such distributions will be taxable to stockholders. As of October 31, 2013, any capital gains recognized by DVM as a result of repositioning a portion of its portfolio prior to the Closing are expected to be offset against the aggregate amount of DVM’s unused capital loss carryforwards and distributions in excess of income earned. The estimated transaction costs associated with selling certain dividend paying large cap value securities and repositioning DVM’s portfolio prior to the Closing are $0.007 per DVM share, and would be borne by DVM stockholders only.

In addition, the combined Fund would sell any remaining dividend paying large cap value securities that were transferred to it on the Closing. As of October 31, 2013, it is expected that the combined Fund would have recognized $0.45 per share in capital gains as a result of liquidating any remaining dividend paying large cap value securities. This estimated per share capital gain distribution for the combined Fund is expected to be less than the estimated capital gain distribution each Fund’s stockholders would receive if the Funds continued to operate in the normal course of business during 2014 without reorganizing.

The estimated transaction costs associated with the combined Fund selling dividend paying large cap value securities and repositioning the combined Fund’s portfolio post the Closing are estimated to be $0.002 per share, and such costs would be borne by stockholders of the combined Fund. Please note the above estimates are as of October 31, 2013 and may vary significantly from those experienced by the Funds in the Reorganization as a consequence of developments in the financial markets or other factors, and the Investment Manager, in conjunction with the Funds’ Boards, may manage the disposition of DVM’s dividend paying large cap value securities in a manner otherwise than as described herein.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

Boards of Directors

The business and affairs of each Fund are managed under the direction of its Board. The Boards approve all significant agreements between each Fund and persons or companies furnishing services to it, including each Fund’s agreements with the Investment Manager and the Fund’s sub-administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board.

The Directors of the Funds, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Cohen & Steers Fund Complex, and other directorships held by the Director are set forth below. The same individuals serve as the Directors of each Fund.

Name, Address[1] and Age	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Independent Directors

Michael Clark Age: 48	Director	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	Until Next Election of Directors	22

Name, Address[1] and Age	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Bonnie Cohen[4] Age: 71	Director	Consultant. Board member, DC Public Library Foundation since 2012, President since 2014; Board member, United States Department of Defense Business Board, 2010-2014; Board member, Telluride Mountain Film Festival since 2010; Advisory Board member, Posse Foundation, 2004-2013; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	Since 2001	Until Next Election of Directors	22
George Grossman Age: 60	Director	Attorney-at-Law.	Since 1993	Until Next Election of Directors	22

Richard E. Kroon Age: 71	Director	Member of Investment Committee, Monmouth University since 2004. Former Director Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	Since 2004	Until Next Election of Directors	22

Richard J. Norman Age: 70	Director	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	Since 2001	Until Next Election of Directors	22

Name, Address[1] and Age	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served[2]	Term of Office[3]	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Frank K. Ross Age: 70	Director	Visiting Professor of Accounting, Howard University School of Business since 2004. Board member and Audit Committee Chair and Human Resources and Compensation Committee Member of Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC Inc. from 2004 to 2005; Formerly, MidAtlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	Since 2004	Until Next Election of Directors	22

C. Edward Ward, Jr. Age: 67	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	Since 2004	Until Next Election of Directors	22

Interested Directors[5]

Martin Cohen[4] Age: 65	Director and Co- Chairman	Executive Chairman of the Investment Manager and its parent, CNS since 2014. Prior thereto, Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS.	Since 1991	Until Next Election of Directors	22

Robert H. Steers Age: 60	Director and Co- Chairman	Chief Executive Officer of the Investment Manager and its parent, CNS since 2014. Prior thereto, Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS.	Since 1991	Until Next Election of Directors	22

1	The address of each Director is 280 Park Avenue, New York, New York 10017.
2	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
3	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
4	Martin Cohen and Bonnie Cohen are unrelated.
5	“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Investment Manager and its parent company, Cohen & Steers Inc. (“CNS”).

The Board of each Fund is divided into three classes, having terms of three years each. At each annual meeting of stockholders, the term of one class will expire and Directors will be elected to serve in that class for terms of three years.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2013:

Dollar Range of Equity Securities Owned*
Name of Director	DVM	RFI	Aggregate Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers**	E	E	E
Martin Cohen**	E	E	E
Michael Clark	C	C	E
Bonnie Cohen	B	C	E
George Grossman	B	A	D
Richard E. Kroon	A	B	E
Richard J. Norman	C	D	E
Frank K. Ross	B	C	E
C. Edward Ward, Jr.	B	B	D

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
**	Interested Director.

No Independent Director of the Funds, nor any of their immediate family members, to the best of the Funds’ knowledge, had any interest in the Investment Manager, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by or under common control with the Investment Manager as of December 31, 2013.

During the Funds’ fiscal years ended December 31, 2013, the Boards of DVM and RFI each met 12 times. Each Director attended at least 75% of the aggregate number of meetings of each Board and the Committees of the Board for which he or she was a member. The Funds do not have policies with regard to the Directors’ attendance at annual meetings, and none of the Directors attended any Fund’s 2013 annual meeting of stockholders.

Committees of the Boards

Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Audit Committee are Ms. Cohen and Messrs. Clark, Ross, Kroon and Grossman. The members of the Governance Committee are Messrs. Clark, Norman and Ward. The members of the Dividend Committee are Ms. Cohen and Messrs. Clark and Kroon.

The Audit Committee of each Fund met two times during the fiscal year ended December 31, 2013. The main function of each Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee of each Fund met once during the fiscal year ended December 31, 2013. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in the Nominating Committee charter. Each Nominating Committee requires that Director candidates have a college degree or equivalent business experience. Each Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, each Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s stockholders (see above) and (v) any other source the Committee deems to be appropriate. Each Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committee of each Fund met once during the fiscal year ended December 31, 2013. The main functions of each Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Investment Manager.

The Governance Committee of each Fund met four times during the fiscal year ended December 31, 2013. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

The Dividend Committee of each Fund met two times during the fiscal year ended December 31, 2013. The main function of each Dividend Committee is to assist the Board in the oversight of the closed-end Funds’ process for determining distributions.

Officers of the Funds

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

Both Funds

Robert H. Steers and Martin Cohen, Co-Chairmen of the Board (see above, “Boards of Directors” for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 49, joined the Investment Manager in 1993. He has been the Chief Operating Officer of the Investment Manager since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 50, joined the Investment Manager in 1992. He has been President and Chief Investment Officer of the Investment Manager since 2003 and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, age 51, joined the Investment Manager in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

Tina M. Payne, Assistant Secretary, age 39, joined the Investment Manager in 2007 as Vice President and Associate General Counsel and has been a Senior Vice President since 2010. Prior to joining the Investment Manager, Ms. Payne was a Vice President and Counsel at PFPC Inc. (financial services company).

James Giallanza, Treasurer and Chief Financial Officer, age 47, joined the Investment Manager in 2006 as Senior Vice President and has been an Executive Vice President since 2014. Prior thereto, he was Deputy Head of US Funds Administration and Treasurer and Chief Financial Officer of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex.

Neil Bloom, Assistant Treasurer, age 43, joined the Investment Manager in 2008 as Vice President. Prior thereto, he was a Senior Tax Manager at KPMG, LLP (accounting firm) from 2004 to 2008.

Lisa Phelan, Chief Compliance Officer, age 45, joined the Investment Manager in 2004 and has been a Senior Vice President since 2008. Prior to that, Vice President of the Investment Manager from 2006 through 2008.

Thomas N. Bohjalian, Vice President, age 48, joined the Investment Manager in 2002 as Vice President and has been an Executive Vice President since 2012. Prior to that, he was Senior Vice President of the Investment Manager from 2006 through 2012.

Yigal D. Jhirad, Vice President, age 49, Senior Vice President of the Investment Manager since 2007. Prior to that, Executive Director at Morgan Stanley and head of the portfolio and derivatives strategies group.

RFI only

William F. Scapell, Vice President, age 47, joined the Investment Manager in 2003 as Senior Vice President and has been an Executive Vice President since 2014. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.

DVM only

Richard E. Helm, Vice President, age 54, Senior Vice President of the Investment Manager since 2005 and head of its large cap value portfolio management team. Prior to that, senior portfolio manager of WM Advisors Inc.

Director Compensation

Independent Directors are paid an annual base retainer of $107,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Additionally, the Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Cohen & Steers Fund Complex, the Contract Review and Governance Committee Chairmen are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairperson of the Dividend Committee is paid $10,000 per year in the aggregate for her work in connection with the declaration of distributions for the Cohen & Steers closed-end funds. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. For the fiscal year ended December 31, 2013, such fees and expenses paid by each Fund totaled $1,157,500.

The following table sets forth information regarding compensation of the Directors by each Fund for the fiscal year ended December 31, 2013 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2013. Officers of the Funds, other than the Chief Compliance Officer, who receives less than $60,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the 22 funds that each Director served in the Cohen & Steers Fund Complex during 2013. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Each Fund	Total Compensation Paid to Directors by Fund Complex
Michael Clark, Director	$2,394	$147,500
Bonnie Cohen, Director	$2,884	$157,500
Martin Cohen*, Director and Co-Chairman	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$2,702	$167,500
Richard E. Kroon, Director and Lead Independent Director	$3,206	$197,500
Richard J. Norman, Director and Governance Committee Chairman	$2,702	$167,500
Frank K. Ross, Director and Audit Committee Chairman	$2,783	$172,500
Robert H. Steers*, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$2,380	$147,500

*	Interested Director.

Investment Manager

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of each Fund under the overall supervision and control of the Board. The Investment Manager, a registered investment adviser, was formed in 1986, and as of September 30, 2013 had $46.3 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large cap value securities. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under its Investment Management Agreement with each Fund (each, an “Investment Management Agreement”), the Investment Manager furnishes a continuous investment program for each Fund’s portfolio, makes the day-to-day investment decisions for each Fund, and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

The Funds’ Investment Management Agreements provide for management fees to the Investment Manager to be paid by DVM at the rate of 0.75% of the Fund’s average daily assets and RFI at the rate of 0.70% of the

Fund’s average daily assets. During the fiscal year ended December 31, 2013, each Fund paid management fees to the Investment Manager at the effective rate 0.75% and 0.70% of DVM’s and RFI’s average daily assets, respectively. In addition to its monthly management fee, each Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Funds paid the Investment Manager management fees as follows:

	2011	2012	2013
DVM	$1,322,998	$1,399,034	$1,502,241
RFI	$839,743	$886,652	$895,500

Additional information about the factors considered by the Board of each Fund in approving its Investment Management Agreement is contained in each Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2013.

In addition, DVM also has entered into an administration agreement with the Investment Manager (an “Administration Agreement”), under which the Investment Manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of DVM’s average daily net assets. For the fiscal years ended December 31, 2013, 2012 and 2011, DVM paid the Investment Manager $80,119, $74,615 and $70,560, respectively. If the Reorganization is consummated, the Board of Directors of RFI voted to adopt an administration agreement with the Investment Manager, under which RFI would pay the Investment Manager 0.04% of RFI’s average daily net assets, following the Closing of the Reorganization. Additionally, each Fund currently pays State Street Bank and Trust Company for administrative services under a fund accounting and administration agreement.

Codes of Ethics

Each Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of each Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Funds’ Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by a Fund, or is being purchased or sold by a Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at (202) 551-5850), are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F  Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies

Each Fund’s Board has delegated the responsibility for voting proxies on behalf of the Fund to the Investment Manager. The Investment Manager’s Proxy Voting Policy is attached to the Proxy/Prospectus as Appendix B. In addition, each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 330-7348 or (ii) on the SEC’s website at www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. Messrs. Harvey, Scapell, Bohjalian and Yablon are the primary portfolio managers for RFI. Messrs. Harvey, Bohjalian and Helm serve as the primary portfolio managers for DVM. If approved, following the Reorganization, Mr. Helm will no longer serve as a portfolio manager to the combined Fund.

Joseph Harvey, portfolio manager of DVM since January 2005 and of RFI since August 2004 (see above, “Officers of the Funds” for biographical information).

William F. Scapell, portfolio manager of DVM since January 2005 and of RFI since September 2005 (see above, “Officers of the Funds” for biographical information).

Jason Yablon, portfolio manager of RFI since June 2012 (see above, “Officers of the Funds” for biographical information).

Thomas N. Bohjalian, portfolio manager since December 2006 (see above, “Officers of the Funds” for biographical information).

Richard Helm, portfolio manager of DVM since March 2009 (see above, “Officers of the Funds” for biographical information).

Other Accounts Managed by Portfolio Managers

Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Funds. The following tables show, as of December 31, 2013, the number of accounts (including the Funds) each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Joseph Harvey (both Funds)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	17	$18,663
Other pooled investment vehicles	34	$14,655
Other accounts	33	$4,170

Richard Helm (DVM only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	5	$2,193
Other pooled investment vehicles	2	$4,095
Other accounts	7	$363

William F. Scapell (RFI only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	9	$9,867
Other pooled investment vehicles	2	$8,726
Other accounts	8	$780

Jason Yablon (RFI only)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	7	$8,539
Other pooled investment vehicles	0	$0
Other accounts	3	$880

Thomas N. Bohjalian (both Funds)

	Number of Accounts	Total Assets ($mm)
Registered investment companies	8	$12,728
Other pooled investment vehicles	7	$11,133
Other accounts	19	$2,076

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis. Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Compensation Structure of the Investment Manager

Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, CNS. The Investment Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

The Investment Manager compensates their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. The Investment Manager uses a variety of benchmarks to evaluate the portfolio managers’ performance, including the NAREIT Equity REIT Index, the S&P 500 Index and other broad-based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a Fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager or CNS and supervising various departments within the Investment Manager or CNS) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. While the salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of December 31, 2013.

Dollar Range of Equity Securities Owned*
Name of Portfolio Manager	DVM	RFI
Joseph Harvey	A	B
William F. Scapell	B	A
Thomas N. Bohjalian	A	A
Richard Helm	A	A
Jason Yablon	A	A

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = $100,001-$500,000; “F” = $500,001-$1,000,000; and “G” = Over $1,000,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each Fund is included in its Annual Report to Stockholders for the fiscal year ended December 31, 2012 and Semi-Annual Report to Stockholders for the six month period ended June 30, 2013. Copies of these documents and the SAI related to this Proxy/Prospectus are available upon request and without charge by visiting the Funds’ website at www.cohenandsteers.com, by calling 800-330-7348 or by writing to a Fund at 280 Park Avenue, New York, New York 10017.

The Funds are subject to the informational requirements of the 1934 Act and, in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities at the SEC’s Public Reference Room, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplication fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the last five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request).

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements for each Fund. Each table should be read in conjunction with the relevant Fund’s financial statements and the notes thereto.

Financial Highlights for DVM

For a share of common stock outstanding throughout each year ended December 31 and for the six months ended June 30, 2013:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31,
Per Share Operating Performance:		2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.87	$13.69	$13.90	$12.55	$11.76	$19.29

Income (loss) from investment operations:
Net investment income	0.10 [a]	0.20 [a]	0.90	0.71	0.26	0.54
Net realized and unrealized gain (loss)	1.11	1.90	(0.19)	1.34	1.10	(6.62)

Total income (loss) from investment operations	1.21	2.10	0.71	2.05	1.36	(6.08)

Less dividends and distributions to stockholders from:
Net investment income	(0.46)	(0.92)	(0.90)	(0.71)	(0.26)	(0.54)
Tax return of capital	—	—	(0.02)	—	(0.31)	(0.93)

Total dividends and distributions to stockholders	(0.46)	(0.92)	(0.92)	(0.71)	(0.57)	(1.47)

Anti-dilutive effect from the purchase of shares	—	—	0.00 [b]	0.01	—	0.02

Net increase (decrease) in net asset value	0.75	1.18	(0.21)	1.35	0.79	(7.53)

Net asset value, end of period	$15.62	$14.87	$13.69	$13.90	$12.55	$11.76

Market value, end of period	$14.31	$13.84	$12.09	$12.96	$10.45	$9.65

Total net asset value return[c]	8.36%[d]	15.68%	5.75%	17.67%	13.79%	–32.21%

Total market value return[c]	6.66%[d]	21.92%	0.17%	31.76%	15.47%	–36.32%

Ratios/Supplemental Data:		2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$197.2	$187.6	$172.8	$175.5	$159.6	$149.6

Ratio of expenses to average daily net assets	0.94%[e]	0.95%	0.95%	0.98%	1.07%	0.97%

Ratio of net investment income to average daily net assets	1.27%[e]	1.34%	1.13%	1.15%	2.49%	3.27%

Portfolio turnover rate	38%[d]	59%	61%	94%	128%	47%

a	Calculation based on average shares outstanding.
b	Amount is less than $0.005.
c	Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
d	Not annualized.
e	Annualized.

Financial Highlights for RFI

For a share of common stock outstanding throughout each year ended December 31 and for the six months ended June 30, 2013:

	For the Six Months Ended June 30, 2013	For the Year Ended December 31,
Per Share Operating Performance:		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.98	$12.30	$12.48	$11.06	$8.45	$13.93

Income (loss) from investment operations:
Net investment income	0.13	0.27	0.24	0.29	0.36	0.44
Net realized and unrealized gain (loss)	0.59	1.82	0.46	2.56	2.78	(4.58)

Total income (loss) from investment operations	0.72	2.09	0.70	2.85	3.14	(4.14)

Less dividends and distributions to stockholders from:
Net investment income	(0.44)	(0.26)	(0.24)	(0.27)	(0.37)	(0.41)
Net realized gain	—	(1.15)	(0.64)	(1.17)	—	(0.18)
Tax return of capital	—	—	—	—	(0.16)	(0.76)

Total dividends and distributions to stockholders	(0.44)	(1.41)	(0.88)	(1.44)	(0.53)	(1.35)

Anti-dilutive effect from the issuance of reinvested shares	0.00 [a]	0.00 [a]	0.00 [a]	0.01	0.00 [a]	0.01

Net increase (decrease) in net asset value	0.28	0.68	(0.18)	1.42	2.61	(5.48)

Net asset value, end of period	$13.26	$12.98	$12.30	$12.48	$11.06	$8.45

Market value, end of period	$13.50	$14.72	$11.91	$14.88	$9.68	$7.35

Total net asset value return[b]	5.52%[c,d]	16.66%[d]	5.91%[e]	25.41%[e]	40.21%	–32.15%

Total market value return[b]	–5.34%[c]	36.74%	–14.13%	71.12%	41.08%	–37.72%

Ratios/Supplemental Data:		2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$127.1	$124.1	$117.0	$117.9	$103.7	$79.1

Ratio of expenses to average daily net assets	0.95%[f]	0.95%	0.91%	0.96%	1.13%	1.00%

Ratio of net investment income to average daily net assets	1.88%[f]	1.96%	1.78%	1.99%	3.79%	3.62%

Portfolio turnover rate	33%[c]	65%	72%	101%	101%	33%

a	Amount is less than $0.005.
b	Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
c	Not annualized.
d	Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2012.
e	Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2010.
f	Annualized.

Past Performance

As shown in the table below, the performance of DVM, based on NAV, has exceeded that of RFI for the 1- and 3-year periods and since each Fund’s inception. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions.

Total Returns as of November 30, 2013

	1 Year	3 Years	5 Years	Since Inception[a]
DVM
NAV	16.18%	13.37%	13.60%	5.97%
Market Price	12.48%	11.58%	17.31%	4.02%
RFI
NAV	5.58%	9.11%	20.95%	9.75%
Market Price	3.22%	4.80%	20.37%	9.22%

a	DVM and RFI commenced operations on January 31, 2005 and September 27, 1993, respectively.

Net Asset Value, Market Price and Premiums/Discounts

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market price may also be affected by investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were generally below net asset value per share.

If the common shares of a Fund were to trade at a substantial discount to net asset value for an extended period of time, the Directors may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of such Fund to an open–end investment company. The Funds cannot assure you that the Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

The following tables set forth the high and low sales prices for each Fund’s common shares on the NYSE and the high and low net asset value per share for each quarterly period during the last two calendar years and through September 30, 2013. The discount or premium to net asset value per share is at each quarterly period ended during the last two calendar years and through September 30, 2013.

DVM

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
03/31/11	$14.80	$14.00	$13.90	$12.66	-8.30%
06/30/11	$15.17	$14.40	$14.10	$12.95	-3.69%
09/30/11	$15.06	$14.55	$12.11	$10.85	-7.90%
12/30/11	$13.92	$13.16	$11.83	$10.95	-11.69%
03/30/12	$14.99	$13.90	$13.72	$12.09	-7.09%
06/29/12	$15.28	$14.85	$14.02	$13.00	-3.65%
09/28/12	$15.75	$15.41	$14.71	$13.94	-0.93%
12/31/12	$15.24	$15.04	$14.28	$12.96	-6.93%
03/29/13	$15.97	$15.09	$15.10	$13.84	-5.51%
06/28/13	$17.02	$15.76	$15.15	$13.68	-8.39%
09/30/13	$16.38	$14.81	$15.24	$13.57	-11.76%

RFI

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
03/31/11	$13.38	$15.15	$12.37	$13.39	7.07%
06/30/11	$13.85	$14.74	$12.82	$13.15	4.37%
09/30/11	$13.84	$14.13	$10.95	$11.04	1.34%
12/30/11	$12.60	$12.60	$10.78	$10.61	-3.17%
03/30/12	$13.34	$14.13	$12.21	$11.91	3.98%
06/29/12	$13.81	$14.22	$12.83	$12.36	-1.78%
09/28/12	$14.18	$14.78	$13.38	$13.30	6.32%
12/31/12	$13.63	$14.72	$12.80	$11.98	13.49%
03/29/13	$13.86	$15.50	$13.10	$13.60	10.18%
06/28/13	$14.93	$16.51	$12.69	$12.30	1.81%
09/30/13	$13.92	$13.85	$12.39	$12.00	-2.36%

On November 30, 2013, each Fund’s net asset value per share, closing price on the NYSE and resulting market price premium/discount to net asset value was as follows.

	Net Asset Value Per Share	NYSE Price	Premium/ Discount
DVM	$16.10	$14.31	-11.12%
RFI	$12.67	$12.35	-2.53%

RFI Common Shares have recently been trading at a narrower discount than DVM Common Shares. However, the trading discount for RFI Common Shares may change after the issuance of additional RFI Common Shares in the Reorganization and the resulting increase in supply of RFI Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of June 30, 2013, and on a pro forma basis for the combined Fund as of that date as if the proposed Reorganization had occurred on that date. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many RFI Common Shares will be received by stockholders of DVM as a result of the Reorganization, and the information should not be relied upon to reflect the number of RFI Common Shares that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of June 30, 2013 (Unaudited)

	DVM	RFI	Pro Forma Adjustments		Pro Forma Combined Fund(RFI)
Total Net Assets	$197,198,801	$127,104,858	$(287,500)[1]		$324,016,159
Shares of Common Stock Outstanding	12,621,954	9,586,556	2,251,209	[2]	24,459,719
Net Asset Value	$15.62	$13.26			$13.25

1.	Non-recurring estimated Reorganization expenses of approximately $287,500, of which $175,000 is attributable to DVM and $112,500 is attributable to RFI.
2.	Reflects adjustment to the number of RFI Common Shares outstanding as a result of the Reorganization.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock.”

PORTFOLIO TRANSACTIONS

Subject to the supervision of the Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Investment Manager. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Funds. This information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager do so in accordance with their judgment of the best interests of each Fund and its stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

Each Fund currently intends to make regular quarterly cash distributions to common stockholders based on the current and projected performance of the Fund. The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments, and the ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year.

Over time, each Fund will distribute all of its net investment income. In addition, at least annually, each Fund intends to distribute all of its net realized capital gains, if any, to stockholders. The net income of a Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of each Fund are accrued each day. At times, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. The distributions paid by a Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to a Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

Managed Distribution Policy

The Funds, the Investment Manager and all of the other closed-end funds managed by the Investment Manager have received exemptive relief from the SEC facilitating the implementation of a distribution policy that could include distribution of long-term capital gains more frequently than otherwise permitted under the 1940 Act (“Managed Distribution Policy”). Under a Managed Distribution Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from a Fund’s assets and would constitute a return of capital. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. In the event a Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the “Excess”), such distribution would decrease the Fund’s assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

A Managed Distribution Policy may require certain distributions that may be deemed a return of capital for tax purposes. For each taxable year, the Excess generally will be treated as a return of capital that is tax-free to the Fund’s common stockholders, up to the amount of the stockholder’s tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of such common shares. In certain instances, a Fund may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income even though the Fund could have retained those gains without paying a tax thereon.

A Managed Distribution Policy results in the payment of distributions in approximately the same amount or percentage to stockholders each quarter. If the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, a Fund would be required to provide written disclosure to that effect. Nevertheless, stockholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net income or profits when they are not. Stockholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from their Fund is net income or profits.

In December 2011, the Board of RFI implemented a Managed Distribution Policy. DVM has not yet implemented a Managed Distribution Policy; however, DVM has adopted a level rate distribution policy which results in DVM paying distributions in approximately the same amount or percentage to stockholders each quarter. The Boards reserve the right to change the distribution policy from time to time.

Dividend Reinvestment Plans

Each Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Each common stockholder who does not specifically elect to receive cash will automatically participate in the Plan and will have all distributions of dividends reinvested in additional common stock by Computershare as agent (the “Plan Agent”). Common Stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common stockholders whose common stock is held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the common stockholders in administering the Plan. After the Fund declares a dividend, the Plan Agent will, as agent for the stockholders, either (i) receive the cash payment and use it to buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common stock of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common stock in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per common stock plus estimated brokerage commissions on that date. The Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the distribution payment date (as the case may be, the “Purchase Period”), to invest the dividend or distribution in common stock purchased in the open market. During the Purchase Period, however, if at the close of business on any day on which net asset value is calculated, the net asset value of a share of common stock equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such dividends or distributions shall be filled through the issuance of new common stock at the price set forth below. The Plan Agent will receive the dividend or distribution in newly issued common stock of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share of common stock on the payment date.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $.10 per share brokerage commissions.

In the case of record stockholders, such as banks, brokers or nominees (each, a “nominee”), which hold common stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of common stock certified from time to time by the nominee as representing the total amount registered in the nominee’s name and held for the account of beneficial owners who are participants in the Plan. If your shares of common stock are held through a nominee who has elected not to participate in the Plan and are not registered with the Plan Agent, the nominee may reinvest all dividends and distributions received on your behalf from the Fund in shares of common stock through open-market purchases at a price per share that may be higher or lower than the Fund’s NAV per share. Please contact your financial institution for details. Common stock may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividend distributions. Purchases and/or sales are usually made through a broker affiliated with Computershare.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 866-227-0757.

The automatic reinvestment of dividends will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Taxation.”

TAXATION

The following summarizes only, except as specifically noted, certain U.S. federal income tax consequences that may be relevant to a Common Stockholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers and foreign stockholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Stockholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded regulated investment companies and their stockholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” or “QPTP” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section
7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its stockholders in the form of dividends (including Capital Gain Dividends, as defined below).

In order to be eligible for taxation as a RIC, the Fund must distribute at least 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest, if any, to its Common Stockholders on an annual basis. Any leverage the Fund uses in the future could subject the Fund to asset coverage ratio requirements under the 1940 Act and to financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making sufficient distributions to meet the regulated investment company distribution requirement.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to stockholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate stockholders and may be eligible to be treated as “qualified dividend income” in the case of stockholders taxed as individuals, provided, in both cases, the stockholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded the special tax treatment described above.

The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its stockholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a stockholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company is permitted to elect and so elects) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund is dependent on the underlying entities in which it invests to provide the Fund with sufficient information in a timely manner in order to calculate the amount it must distribute to avoid the excise tax. Although the Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, there can be no assurance that it will be able to do so. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry forward net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual stockholder report for each fiscal year.

Distributions

For U.S. federal income tax purposes, Fund distributions of investment income are generally taxable to stockholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a stockholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in a Common Stockholders net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to stockholders as ordinary income. In addition, distributions of investment income reported by the Fund as derived from qualified dividend income (“qualified dividend income”) will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the stockholder and Fund level (as described in more detail below).

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Stockholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution to a stockholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such stockholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

Distributions are taxable as described herein whether stockholders receive them in cash or reinvest them in additional shares. A stockholder whose distributions are reinvested in shares under the Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if the shares are trading below net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market, or (ii) if shares are trading at or above net asset value, generally the fair market value of the new shares issued to the stockholder.

A dividend paid to stockholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to stockholders of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains that were therefore included in the price the stockholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the stockholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each stockholder early in the succeeding year.

In order for some portion of the dividends received by a Fund stockholder to be qualified dividend income that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the stockholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or stockholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a stockholder taxed as an individual, provided the stockholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate stockholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate stockholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

There can be no assurance of what portion, if any, of the Fund’s distributions will be eligible for the dividends-received deduction or qualify as qualified dividend income.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual stockholders and will not be eligible for the dividends-received deduction for corporate stockholders.

Sale or Exchange of Fund Shares

The sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a stockholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the stockholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund may make a tender offer for its common shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all common shares held, or considered under certain attribution rules of the Code to be held, by such stockholder. Stockholders who tender all common shares held, or considered to be held, by them and do not hold (directly or by attribution) any other Fund shares (namely, preferred shares, if any such shares of the Fund are outstanding) will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its common shares, or continues to hold (directly or by attribution) other Fund shares (preferred shares, if any such shares of the Fund are outstanding), such stockholder may be treated as having received a taxable dividend upon the tender of its common shares. In such a case, there is a remote risk that non-tendering stockholders whose interests in the Fund increase as a result of such tender will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Fund; if isolated, any such risk is likely remote. If the Fund repurchases common shares on the open market, such that a selling stockholder would have no specific knowledge that he or she is selling his or her shares to the Fund, it is less likely that stockholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders or otherwise repurchases Fund shares, the Fund will be required to make additional distributions to its common stockholders.

Derivatives and Commodity-Related Investments

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, the Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to stockholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent the Fund invests in commodities-related entities that are partnerships (other than qualified publicly traded partnerships (as defined earlier)), income or other trusts, or other pass-through structures for U.S. federal income tax purposes, including, for instance, certain royalty trusts and certain ETFs (e.g., ETFs investing in gold bullion), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described earlier. Similarly, certain other income trusts in which a Fund may invest could be partnerships or other pass-through structures for U.S. federal income tax purposes, such that, depending on the specific assets held by the income trust, all or a portion of any income or gains from such investment could constitute non-qualifying income to the Fund. In any such cases, the Fund’s investments in such entities could bear on or be limited by its intention to qualify as a regulated investment company.

Original Issue Discount Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to stockholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its stockholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Certain Higher-Risk and High-Yield Securities

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. The tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a holder of such obligations should recognize market discount on the debt obligations, when the holder may cease to accrue interest, original issue discount or market discount, when and to what extent a holder may take deductions for bad debts or worthless securities, and how a holder should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Investment in Non-U.S. Securities

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. The Fund does not expect to be eligible to elect to pass through foreign taxes paid by the Fund to its stockholders; as a result, Common Stockholders of the Fund generally will not be entitled to claim a credit or deduction with respect to such taxes.

Passive Foreign Investment Company

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund stockholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to stockholders and increase the distributions taxed to stockholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investments in Securities of Uncertain Tax Character

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

REITs

Investments by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund stockholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.

This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. stockholder, will not qualify for any reduction in U.S. federal withholding tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other Regulated Investment Companies

If the Fund receives dividends from a mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Tax-Exempt Stockholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt stockholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt stockholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt stockholder within the meaning of Code Section 514(b). A tax-exempt stockholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.

Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt stockholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such stockholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other stockholder, and thus reduce such stockholder’s distributions for the year by the amount of the tax that relates to such stockholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Tax Shelter Reporting

Under Treasury regulations, if a stockholder recognizes a loss of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Foreign Stockholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a stockholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distribution properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a Fund beginning before January 1, 2014, the Fund was not required to withhold any amounts (i) with respect to distributions of amounts (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) stockholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions were properly reported as such by a Fund in a written notice to stockholders (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by a Fund in a written notice to stockholders (a “short-term capital gain dividend”). If the Fund invested in a RIC that paid such distributions to the Fund, such distributions retained their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Foreign stockholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign stockholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign stockholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign stockholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the stockholder in the United States. More generally, foreign stockholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A foreign stockholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign stockholder of a trade or business within the United States (ii) in the case of a foreign stockholder that is an individual, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign stockholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign stockholder received (as described below). Special rules apply to distributions to foreign stockholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”)—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. A fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs (or, prior to January 1, 2014, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

If the Fund is or becomes a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), under a special “look-through” rule, any distributions by the Fund to a foreign stockholder attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands retain their character as gains realized from USRPIs in the hands of the Fund’s foreign stockholders. Prior to January 1, 2014, the special “look-through” rule for distributions by the Fund described above also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. Prior to January 1, 2014, the special “look-through” rule discussed above for distributions by the Fund to foreign stockholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect. If the foreign stockholder holds (or has held in the prior year) more than a 5% interest in any class of the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” and subject to tax at graduated rates. Moreover, such stockholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign stockholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign stockholder.

Foreign stockholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and – payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC or former USRPHC may be required to withhold on amounts distributed to a greater-than-5% foreign stockholder to the extent such amounts are in excess of the Fund’s current “earnings and profits” for the applicable taxable year and accumulated earnings and profits. Prior to January 1, 2014, such withholding on these distributions generally was not required if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. This exemption has expired and such withholding is required, without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for distributions made on or after January 1, 2014, and what the terms of any such extension will be, including whether any such extension will have retroactive effect.

Foreign stockholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign stockholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign stockholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign stockholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Stockholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Stockholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Stockholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its stockholders under FATCA. If a stockholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that stockholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign stockholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Other Taxation

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Stockholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

NET ASSET VALUE

Each Fund determines the NAV of its shares daily, as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the Investment Manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The following table presents the number of shares of (i) capital stock, par value $0.001 per share, authorized by each Fund, and (ii) capital stock outstanding for each Fund as of January 30, 2014:

Fund	Amount Authorized	Amount Outstanding as of January 30, 2014
DVM	100,000,000	12,580,987
RFI	100,000,000	9,586,556

As of January 30, 2014, all of the Funds’ outstanding capital stock consisted entirely of common stock. Additional information about each Fund’s shares of common stock appears below in this section.

Common Shares

There are no material differences among the rights of the Funds’ common stockholders. Each Fund is authorized to issue up to 100,000,000 shares of capital stock pursuant to its charter, all of which will be classified as common stock prior to the consummation of the Reorganization.

The outstanding RFI Common Shares are, and the RFI Common Shares to be issued in the Reorganization will be, when issued, fully paid and nonassessable. All RFI Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each RFI Common Share is entitled to its proportion of RFI’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

The outstanding DVM Common Shares are fully paid and nonassessable. All RFI Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each DVM Common Share is entitled to its proportion of the assets of DVM after debts and expenses. There are no cumulative voting rights for the election of Directors.

Neither of the Funds have a present intention of offering additional common shares to the public except to the extent that RFI intends to issue new RFI Common Shares to DVM in the Reorganization. Other offerings of a Fund’s common shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, having terms of three years each. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director of each Fund may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of the holders of at least 66-2/3% of the outstanding shares of RFI is required to authorize the conversion of RFI from a closed-end fund to an open- end fund. Such vote is in addition to the vote of the holders of RFI Common Shares otherwise required by law or any agreement between RFI and any national securities exchange.

The affirmative vote of the holders of at least 75% of the RFI Common Shares is required to approve any of the following transactions when a Principal Shareholder (as defined below) is a party to the transaction:

(i) The merger, consolidation or statutory share exchange of RFI with or into any Principal Shareholder;

(ii) The issuance of any securities of RFI to any Principal Shareholder for cash;

(iii) The sale, lease or exchange of all or any substantial part of the assets of RFI to any Principal Shareholder (except assets having a fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period); or

(iv) The sale, lease or exchange to RFI or any subsidiary thereof, in exchange for securities of RFI, of any assets of any Principal Shareholder (except assets having a fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period).

The affirmative vote of the holders of at least 75% of the RFI Common Shares shall not be required to approve the above transactions with a Principal Shareholder if (i) the RFI Continuing Directors (as defined below) approve a memorandum of understanding with the Principal Shareholder with respect to the transaction or (ii) RFI owns a majority of the outstanding shares of all classes of stock of the Principal Shareholder.

The liquidation or dissolution of RFI shall require the affirmative vote of the holders of at least 75% of the votes entitled to be cast. However, if a majority of the Continuing Directors approves the liquidation or dissolution of RFI, such action shall require the affirmative vote of a majority of the votes entitled to be cast.

The term “Principal Shareholder” means any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of RFI.

An “RFI Continuing Director” is a director who (i) was a director on the date of the closing of RFI’s initial public offering or (ii) subsequently became a director and whose election, or nomination for election by RFI’s stockholders, was approved by the affirmative vote of a majority of the RFI Continuing Directors then on the RFI Board.

The affirmative vote of at least 75% of the entire DVM Board is required to authorize the conversion of DVM from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the DVM common stockholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of DVM.

A “Continuing Director” is any member of the DVM Board who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with DVM (an “Interested Party”) and (ii) who has been a member of the DVM Board for a period of at least 12 months, or has been a member of the DVM Board since its initial public offering of common shares, or is a successor of a DVM Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a DVM Continuing Director by a majority of the DVM Continuing Directors then on the Board. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of DVM will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire DVM Board and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of DVM other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by DVM (in one or a series of transactions in any 12-month period) of any securities of DVM to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of DVM, (b) sales of securities of DVM in connection with a public offering, (c) issuances of securities of DVM pursuant to a dividend reinvestment plan adopted by DVM, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by DVM in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by DVM (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of DVM having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) above and this clause (iii) being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of DVM or an amendment to DVM’s Articles of Incorporation to terminate existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to DVM’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the DVM Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required unless otherwise provided in the 1940 Act.

In accordance with each Fund’s By-Laws and elections made by each Fund under Section 3-804(b) and (c) of the Maryland General Corporation Law (“MGCL”), the number of Directors of the Fund may be fixed only by vote of the Directors, and any vacancy on the Board may be filled only by vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. A Director elected to fill a vacancy shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualified.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Each Fund’s By-Laws require that stockholders wishing to propose matters, including nominees for election as Directors, to be acted upon at an annual meeting of stockholders must give the Fund advance notice of such proposals not earlier than the 150th day nor later than 5:00 p.m, Eastern Time, on the 120th day prior to the anniversary of the notice for the preceding year’s annual meeting. Special meetings may be called by the Fund’s Board (or certain officers) or at the request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The only business which may be transacted at a special meeting shall be the business specified in the Fund’s notice of meeting. If the purpose of a special meeting is to elect Directors, notice of nominations of candidates by stockholders must be received by the Fund not earlier than the 120th day before the meeting and before the later of the 90th day prior to the meeting or the 20th day following announcement of the meeting.

Reference is made to the Articles of Incorporation and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors of each Fund, including the Independent Directors,

recommends that you vote “FOR” this Proposal 1.

PROPOSAL 2

ISSUANCE OF ADDITIONAL RFI COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization,” RFI would issue additional RFI Common Shares and list such shares of common stock on the NYSE. If the Reorganization is consummated, RFI will acquire substantially all of the assets and assume substantially all of the liabilities of DVM in exchange for newly-issued RFI Common Shares. The Reorganization will result in no reduction of the NAV of the RFI Common Shares immediately following the Reorganization, other than to reflect the costs of the Reorganization. No gain or loss is expected to be recognized by RFI or its stockholders in connection with the Reorganization. The Board of Directors of RFI, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of RFI. The combined Fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently and economies of scale are expected to result in lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Many of the fixed expenses are duplicative, and there will also be an opportunity to reduce variable expenses over time in a combined Fund by taking advantage of lower fees associated with higher asset levels through greater combined economies of scale. The Reorganization will also permit each Fund to pursue its similar investment objective in a larger fund that will continue to focus on real estate securities. It is also anticipated that the combined Fund will offer the opportunity for enhanced long-term market liquidity and that the larger asset base of the combined Fund may provide greater financial flexibility through a stronger balance sheet.

Under Maryland law, the Board of Directors of RFI may approve the issuance of the RFI Common Shares to be issued in the Reorganization. However, the rules of the NYSE require stockholder approval of the issuance, as the number of RFI Common Shares to be issued in the Reorganization will exceed 20 percent of the number of RFI Common Shares outstanding before the Reorganization. The Board of Directors of RFI recommends that stockholders of RFI approve the issuance of additional RFI Common Shares in connection with the Reorganization at the Meeting. Stockholder approval of the issuance of additional RFI Common Shares requires, under NYSE rules, the affirmative vote of a majority of the votes cast, at a meeting at which a quorum is present. Subject to the requisite approval of the stockholders of RFI with regard to the issuance of additional RFI Common Shares and the requisite approval the stockholders of DVM with regard to the Reorganization, it is expected that the Closing will occur on or about June 20, 2014, but in any event no later than June 30, 2014, but it may be at a different time as described herein. For additional information about the Reorganization, including a comparison of RFI and DVM, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal 1: Reorganization.”

The Board of Directors of RFI Recommends RFI Stockholders Vote

“FOR” the Issuance of Additional RFI Common Shares.

PROPOSAL 3

AMENDMENT TO THE CHARTER TO AUTHORIZE THE BOARD OF DIRECTORS

FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF

AUTHORIZED SHARES OF STOCK OF THE FUND

At a meeting held on December 10, 2013, RFI’s Board of Directors considered and unanimously declared advisable a proposed amendment to RFI’s Charter authorizing the Board of Directors, in its sole discretion, to amend the Charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series of the Fund, and recommended the Charter amendment to stockholders for their approval. If the amendment is approved by the Fund’s stockholders, a new section 5 will be added at the end of Article Fifth of the Fund’s Charter, to read as follows:

“The Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.”

In approving the proposed Charter amendment, the Board of Directors of the Fund considered the Investment Manager’s expressed concern that in certain circumstances a change in the number of the Fund’s authorized shares may be desirable (e.g., in order to permit a proposed stock split by stock dividend or an offering of stock) but that the current requirement for stockholder approval of the change could create delays that limit or reduce the ability of the Fund to take advantage of those circumstances. In addition, satisfying the requirement for stockholder approval could involve the significant expense of a special meeting of stockholders, including the costs of preparing, printing and mailing proxy materials to stockholders.

The authorized capital stock of the Fund and the number of shares of common stock and preferred stock issued and outstanding are set forth above.

Stockholder approval of the Charter Amendment requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

If the stockholders of the Fund approve the Charter amendment, the Board of Directors may amend the charter to authorize additional shares and cause the issuance of the additional shares of stock of any class or series of the Fund without further action by the stockholders, unless stockholder approval is required by applicable law or by the rules of the New York Stock Exchange or any other exchange upon which the Fund’s stock is then listed. However, if approved, the Board of RFI has no current intention to increase or decrease the number of authorized shares of stock.

The Board of Directors of RFI Recommends RFI Stockholders Vote “FOR” the Approval of the

Amendment to RFI’s Charter to authorize the Board to amend the Charter from time to time to increase or decrease the number of authorized shares of stock of the Fund.

PROPOSAL 4

TO APPROVE CERTAIN FUNDAMENTAL POLICY CHANGES FOR RFI

RFI, like all investment companies registered under the 1940 Act, is required by law to have policies governing certain of the Fund’s investment practices that may only be changed with stockholder approval. These policies are referred to as “fundamental.” Certain of the Fund’s current fundamental policies, which have not been changed since the Fund’s inception, are more restrictive than required by law.

The Board has reviewed RFI’s current fundamental policies and has concluded that certain policies should be amended or converted from fundamental to non-fundamental policies. At the Meeting, RFI’s stockholders will be asked to approve amending one of the Fund’s fundamental policies and converting two fundamental policies into non-fundamental policies. The revised policies could provide the Investment Manager with the flexibility to manage the Fund more effectively in the future and to respond to changing markets, new investment opportunities and future changes in applicable law. The Investment Manager currently does not anticipate any change in the way in which the Fund is managed as a result of making the proposed changes to the fundamental investment restrictions, however the increased flexibility provided by the changes could assist the Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. Conversion of a fundamental policy to a non-fundamental policy will have no effect on the Fund’s management unless the Board, in the future, determines to approve a further change to such a policy. Please note, if approved, that the Board of RFI has no current intention to change the way RFI is managed or with respect to the conversion to non-fundamental policies to approve changes to any of these investment policies.

The Board recommends that RFI’s stockholders vote to change the Fund’s fundamental policies as discussed below. Each proposal sets out the policy that will apply to the Fund if stockholders approve the policy in that proposal.

Stockholders will be asked to vote separately on each revised policy for the Fund. No proposal to change any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of the Fund’s fundamental policies will be changed as proposed, and others will not. For any proposed change that is not approved for the Fund, the Fund’s existing fundamental policy will remain in effect.

Stockholder approval of the changes to the fundamental policies requires the affirmative vote of (a) 67% of RFI’s outstanding voting securities present at the Meeting, if the holders of more than 50% of RFI’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of RFI’s outstanding voting securities, whichever is less.

To the extent they are approved, the revised policies will take effect the next business day following the Meeting.

Proposal 4A: Amend the Fund’s fundamental investment restriction with respect to making loans

The Fund currently has a fundamental investment restriction that limits its ability to make loans, as follows:

The Fund will not make loans except through the purchase of debt obligations in accordance with its investment objective and policies.

The 1940 Act requires the Fund to state the extent to which it intends to make loans to other persons. The Board recommends that the Fund’s fundamental investment restriction be revised. The proposed amended fundamental investment restriction is as follows:

“The Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time”

Although the Investment Manager does not anticipate any change in the way in which the Fund is managed as a result of changing this fundamental investment restriction, the increased flexibility provided by the amended policy could assist the Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. Under the 1940 Act, generally, the Fund may not lend money or property to any person, directly or indirectly, if the investment policies of the Fund, as recited in its registration statement, do not permit such a loan or if such person controls or is under common control with the Fund. The proposed change would automatically conform the Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy.

Examples of loan transactions into which the Fund may enter include repurchase agreements and securities loans. In a repurchase agreement, the Fund typically would purchase a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Fund enters into a securities loan, it would lend certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a fee, a portion of the dividends or interest accrued on the securities held as collateral, or, in the case of cash collateral, a portion of the income from investment of such cash. In addition, the Fund would receive the amount of all dividends, interest and other distributions on the loaned securities. These transactions must be collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate. It is also possible that the amount received by the Fund upon sale of the collateral may be less than necessary to fully compensate the Fund. In addition, the Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate. The Fund may also purchase debt obligations or other similar financial instruments in which the Fund may invest consistent with its investment policies.

The Board of Directors of RFI, including the Independent Directors, recommends that you vote “FOR” this Proposal 4A.

Proposal 4B: Convert the Fund’s investment restriction on making short sales of securities or maintaining short positions from fundamental to non-fundamental

The Fund currently has a fundamental investment restriction on making short sales of securities or maintaining a short position, as follows:

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box’’), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes).

If this Proposal is approved, this restriction will become a non-fundamental investment restriction that may be changed or eliminated by the Board, without further stockholder approval.

The 1940 Act does not require that the Fund have a fundamental policy relating to making short sales of securities or maintaining short positions. The Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Fund is not proposing to change its underlying policy on making short sales of securities or maintaining a short position, but seeks the flexibility to be able to do so in the future, upon approval by the Board.

The Board of Directors of RFI, including the Independent Directors, recommends that you vote “FOR” this Proposal 4B.

Proposal 4C: Convert the Fund’s investment restriction on purchasing securities on margin from fundamental to non-fundamental

The Fund currently has a fundamental investment restriction that limits its ability to purchase securities on margin, as follows:

The Fund will not purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies.

If this Proposal is approved, this restriction will become a non-fundamental investment restriction that may be changed or eliminated by the Board, without further stockholder approval.

The 1940 Act does not require that the Fund have a fundamental policy relating to purchasing securities on margin. The Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Fund is not proposing to change its underlying policy on purchasing securities on margin, but seeks the flexibility to be able to do so in the future, upon approval by the Board.

The Board of Directors of RFI, including the Independent Directors, recommends that you vote “FOR” this Proposal 4C.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting. Under the Funds’ By-laws, the power to adjourn or conclude the Meeting (whether or not a quorum is present) resides with the chairman of the Meeting. If, however, any procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

SUBMISSION OF STOCKHOLDER PROPOSALS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ annual meeting of stockholders, to be held in 2015, must be received by the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Any stockholder who desires to bring a proposal for consideration at the Funds’ 2015 annual meeting of stockholders without including such proposal in the Funds’ combined proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the notice for the preceding year’s annual meeting. All stockholder proposals must include the information required by the Funds’ By-Laws.

Based on the expected mailing date of the proxy statement for the Funds’ next annual meeting of stockholders, proposals by stockholders of the Funds which are intended to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2015, must be received by the relevant Funds (addressed to the Fund(s), 280 Park Avenue, New York, New York 10017) for conclusion in that Funds’ proxy statement and proxy relating to that meeting no later than November 15, 2014. Under the Funds’ current by-laws, any stockholder who desires to bring a proposal for consideration at the Funds’ 2015 Annual Meeting of Stockholders without including such proposal in the Funds’ proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 16, 2014 to November 15, 2014. All stockholder proposals must include the information required by the Funds’ By-laws.

If Proposal 1 is approved, DVM will not hold an annual meeting of stockholders in 2015 or thereafter. The applicable advance notice dates for stockholder proposals for RFI’s 2015 annual meeting of stockholders will be as stated in RFI’s definitive proxy statement for the 2014 annual meeting.

STOCKHOLDER COMMUNICATIONS WITH THE BOARDS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

VOTING INFORMATION

This Proxy/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Funds to be used at the Meeting. This Proxy/Prospectus, along with the Notice of Joint Special Meeting and proxy card(s), are first being mailed to stockholders of each Fund on or about February 24, 2014 or as soon as practicable thereafter. Only stockholders of record as of the close of business on January 30, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Stockholders can only vote on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Proxy/Prospectus are separate for each Fund, it is essential that stockholders who own shares of more than one Fund complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of Proposals 1, 2, 3 and 4 and in the discretion of the proxy holder on any other matters that may properly come before the Meeting.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card(s) or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of Proposal 1, 2, 3 or 4. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proxy Solicitation

Solicitation may be made by letter or telephone by officers or employees of the Investment Manager and its affiliates. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy/Prospectus and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Investment Manager, on behalf of each Fund, has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $90,000 for such solicitation services to be borne by the Funds. Broadridge and the Investment Manager may solicit proxies personally and by telephone.

Quorum

For each Fund, the presence in person or by proxy of holders of shares entitled to cast a majority of the votes entitled to be cast at a Meeting is necessary for a quorum. A Fund’s stockholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Fund’s quorum requirements are met.

Votes Required

Approval of Proposals 1 and 3 will require, if a quorum is present at the Meeting, the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund. Approval of Proposal 2 will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the votes cast at the Meeting. Approval of Proposal 4 will require the affirmative vote of (a) 67% of RFI’s outstanding voting securities present at the Meeting, if the holders of more than 50% of RFI’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of RFI’s outstanding voting securities, whichever is less.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting with respect to a Fund, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted, except as noted for Proposal 2 below. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of Proposals 1, 3 and 4. Accordingly, stockholders are urged to forward their voting instructions promptly. With respect to Proposal 2, which relates to NYSE requirements, broker non-votes will have no effect on the result of the vote and abstentions, which the NYSE considers to be votes cast, will have the effect of a vote against Proposal 2. Please note that broker non-votes are not anticipated for these Proposals.

Adjournments and Postponements

Each Fund’s By-Laws authorize the Chairman of the Meeting to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may (but shall not be required to) allow the stockholders present (in person or by proxy) to adjourn the Meeting to a later date by majority vote of those present. Adjournments or postponements may occur in order to defer action on one or more Proposals. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date, a new record date may be established and at least 10 days’ notice must be given of such adjourned Meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, with respect to shares that such stockholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

Record Date and Outstanding Shares

Only stockholders of record of each Fund at the close of business on January 30, 2014 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Fund	Number of Common Shares Outstanding on the Record Date
DVM	12,580,987
RFI	9,586,556

At the Record Date, the Directors and officers of each Fund, as a group, beneficially owned less than 1% of each Fund’s outstanding shares of common stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of any Fund’s outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 12,572,964 and 9,508,425 shares of DVM and RFI, respectively, equal to approximately 99.94% and 99.18%, respectively, of each Fund’s outstanding shares of common stock.

SERVICE PROVIDERS

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. Computershare Shareowner Services, whose principal business address is 480 Washington Boulevard, Jersey City, NJ 07310, serves as each Fund’s transfer and dividend disbursing agent and registrar.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed as independent registered public accounting firm to audit each Fund’s financial statements and highlights for the current fiscal year.

Ropes & Gray LLP, 1211 Avenue of Americas, New York, New York 10036, serves as counsel to the Funds, and Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, serves as Maryland counsel for the Funds.

The Board of DVM, including the Independent Directors, recommends approval of Proposal 1; the Board of RFI, including the Independent Directors, recommends approval of Proposals 2, 3 and 4. Any signed and dated proxies without instructions to the contrary will be voted in approval of the Proposals.

By order of the Boards of Directors,

Francis C. Poli

Secretary of the Funds

February 18, 2014

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of December 10, 2013 (the “Agreement”), between Cohen & Steers Dividend Majors Fund, Inc., a Maryland corporation (the “Fund”), and Cohen & Steers Total Return Realty Fund, Inc., a Maryland corporation (the “Acquiring Fund”).

It is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the Agreement shall constitute a “plan of reorganization” for purposes of the Code. The reorganization will consist of the transfer of all of the assets of the Fund in exchange for Merger Shares, the Acquiring Fund’s assumption of all liabilities of the Fund and the distribution of the Merger Shares to Fund stockholders in liquidation of the Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Fund is a registered, closed-end management investment company, and the Acquiring Fund is a registered, closed-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Fund’s Board of Directors has determined that the Merger (as hereinafter defined) is in the best interests of the Fund and the Fund’s stockholders and that the interests of the Fund’s existing stockholders will not be diluted as a result of the Merger; and

WHEREAS, the Acquiring Fund’s Board of Directors has determined that the Merger is in the best interests of the Acquiring Fund and the Acquiring Fund’s stockholders and that the interests of the Acquiring Fund’s existing stockholders will not be diluted as a result of the Merger:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. THE MERGER

1.1 The Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at Closing (as defined in Section 3.3) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, at Closing, assume all the liabilities of the Fund existing as of such time and deliver to the Fund (i) a number of full and fractional shares of Acquiring Fund Common Stock (as defined in Section 2.1(o)) having an aggregate net asset value equal to the value of the properties and assets of the Fund attributable to common shares of the Fund at Closing less the value of the liabilities attributable to such shares assumed by the Acquiring Fund at Closing.

1.2 Upon consummation of the transactions described in Section 1.1 of this Plan of Reorganization, the Fund shall distribute Merger Shares in complete liquidation to its common stockholders of record as of the Effective Date; each stockholder being entitled to receive that proportion of such Merger Shares which the number of common shares of the Fund held by such stockholder bears to the total number of common shares of the Fund outstanding on such date.

1.3 As soon as practicable following the liquidation of the Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Fund bare legal title to such portion of the former Fund assets as the Acquiring Fund designates, to be held by the Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Fund assets, including those for which the Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Fund recognize that for all purposes of this Agreement all of the Fund’s assets shall have been transferred to the Acquiring Fund as of the Effective Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Effective Date, the Acquiring Fund shall report all of the former Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Fund shall not purchase or otherwise acquire any assets, provided that the Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates, if any, as soon as practicable after the liquidation. The Fund shall dispose of any such assets upon the direction of the Acquiring Fund. The Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of any assets to which it holds bare legal title on behalf of the Acquiring Fund. The Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Fund shall be dissolved pursuant to applicable law. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Effective Date and, if applicable, such later date on which the Fund is dissolved. The Fund agrees that after the Effective Date, the Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in this Section 1.3

2. REPRESENTATIONS AND WARRANTIES

2.1 The Acquiring Fund represents and warrants to the Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies under Sections 851-855 of the Code at all times since its inception.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Acquiring Fund Charter”), or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of December 31, 2013, said financial statements having been examined by PricewaterhouseCoopers LLP (“PWC”), the independent registered public accounting firm of the Acquiring Fund. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended December 31, 2013.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund’s Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Fund prior to the Effective Date.

(j) Since December 31, 2013, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2013, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal, state and local tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed (or has obtained extensions to file) and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, and at all times through the Effective Date, the Acquiring Fund has met and will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company under Sections 851 and 852 of the Code and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code.

(m) The registration statement to be filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at such times the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, of which shares are classified as common stock (the “Acquiring Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(q) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2 The Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the SDAT, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Fund is duly registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Fund has elected and qualified for the special tax treatment afforded regulated investment companies under Sections 851-855 of the Code at all times since its inception.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the SDAT.

(d) The Fund is not, and the execution, delivery and performance of this Agreement by the Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Fund Charter”), or the Bylaws, as amended, of the Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Fund, each as of December 31, 2013, said financial statements having been examined by PWC, the registered public accounting firm of the Fund. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Fund’s Annual Report to Stockholders for the year ended December 31, 2013.

(g) The Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Fund’s Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Fund or any properties or assets held by it. The Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since December 31, 2013, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business and the Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2013, and those incurred in connection with the Merger. Prior to the Effective Date, the Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Fund due to declines in market values of securities in the Fund’s portfolio or the discharge of the Fund’s liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Fund required by law to have been filed shall have been filed (or has obtained extensions to file) and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid, and, to the best of the Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Fund has met, or will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company under Sections 851 and 852 of the Code and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed, or will distribute, substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) (after reduction for capital loss carryforwards) that has accrued through the Effective Date.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at such times the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Fund Common Stock.

(o) The Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, [            ] of which shares are classified as common stock (the “Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The books and records of the Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Fund.

(q) At the Effective Date, the Fund will have full right, power and authority to sell, assign, convey, transfer and deliver the Acquired Assets to be transferred to the Acquiring Fund pursuant to this Agreement. At the Effective Date, subject only to the delivery of all of the Acquired Assets, the Acquiring Fund will acquire the Acquired Assets subject to no encumbrances, liens or security interests and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers previously disclosed to the Acquiring Fund.

3. MERGER; EFFECTIVE DATE; VALUATION TIME

3.1 Subject to the requisite approval of the stockholders of the Fund and the Acquiring Fund, and the other terms and conditions contained herein (including the Fund’s obligation to distribute to its stockholders all of its investment company taxable income and net capital gain as described in Section 6.4 hereof), the Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, on the Effective Date, all of the assets of the Fund (including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Fund and any deferred or prepaid expenses shown on the books of the Fund as of Closing (collectively, the “Acquired Assets”)) in exchange for that number of shares of Acquiring Fund Common Stock provided for in Section 3.2 and the assumption by the Acquiring Fund of all of the liabilities and obligations of the Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of Closing, except for the Fund’s liabilities, if any, arising in connection with this Agreement (the “Fund’s Obligations”). The Fund will, as soon as practicable after the Closing, distribute all of the Merger Shares received by it to the stockholders of record of the Fund in exchange for their Fund Common Stock. The Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Fund on or after Closing with respect to the assets of the Fund. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at Closing and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at Closing shall be included in the determination of the value of the assets of the Fund acquired by the Acquiring Fund.

3.2 Subject to the terms and conditions contained herein, at Closing, the Acquiring Fund will deliver to the Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to common shares of the Fund on the Effective Date less the value of the Fund’s Obligations on such date, determined as hereinafter provided in this Section 3.2. The net asset value of the Merger Shares to be delivered to the Fund, the value of the Acquired Assets, and the value of the Fund’s Obligations to be assumed by the Acquiring Fund in each case shall be determined as of the Valuation Time. At Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated herein.

3.3 Delivery of the assets of the Fund to be transferred, assumption of the Fund’s Obligations to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of [[    ]], as of 9:00 a.m. on the closing date, or at such other place, time and date agreed to by the Acquiring Fund and the Fund (the date on which such transaction is consummated the “Effective Date” and the time on the Effective Date at which such transaction is consummated “Closing”).

3.4 The net asset value per share of the Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Fund and shall be confirmed in writing by the Acquiring Fund to the Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved. The “Valuation Time” shall be 4:00 p.m. Eastern time on the business day preceding the Effective Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Effective Date, this Agreement may be terminated by the Acquiring Fund or the Fund upon the giving of written notice to the other party.

3.5 In lieu of delivering certificates for Acquiring Fund Common Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock to the Fund’s account on the books of the Acquiring Fund. The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Stock to be credited on the Effective Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Stock has been credited to the Fund’s account on the books of the Acquiring Fund.

3.6 With respect to any holder of Fund Common Stock holding certificates representing shares of Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Fund, the Acquiring Fund will not permit such stockholder to receive shares of Acquiring Fund Common Stock pursuant to Section 3.5 herein (or to vote as a stockholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Fund will request its stockholders to surrender their outstanding certificates representing shares of Fund Common Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Fund Common Stock shall be paid to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Fund Common Stock for exchange.

4. COVENANTS

4.1 The Fund and the Acquiring Fund each covenant to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.4 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 (a) The Acquiring Fund and the Fund shall hold a joint meeting of its respective stockholders for the purpose of considering and voting upon the Merger as described herein, which meeting has been called by each party for [                 , 2014], and any adjournments or postponements thereof (the “Joint Meeting”).

(b) The Acquiring Fund and the Fund agree to mail to each of its respective stockholders of record entitled to vote at the Joint Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 The Acquiring Fund and the Fund agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Transfer with the SDAT and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 (a) The Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Fund has ceased to be a registered investment company.

(b) The Acquiring Fund will file the Registration Statement with the SEC and will use its best efforts to ensure that the Registration Statement becomes effective as promptly as practicable. The Fund agrees to cooperate fully with the Acquiring Fund, and will furnish to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Each of the Acquiring Fund and the Fund agree to dispose of certain assets prior to the Effective Date, but only to the extent necessary, so that at the Effective Date, when the Fund’s assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Fund. Notwithstanding the foregoing, nothing herein will require the Fund to dispose of any portion of its assets if, in the reasonable judgment of the Fund’s directors or investment manager, such disposition would create more than an insignificant risk that the Merger would not be treated as a “reorganization” described in Section 368(a) of the Code.

4.6 Each of the Acquiring Fund and the Fund agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Prior to the Effective Date, the Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Fund Common Stock on the Effective Date and the respective number of shares of Fund Common Stock owned by each such stockholder, certified by the Fund’s transfer agent or President to the best of their knowledge and belief.

4.8 The Fund agrees that the (i) delisting of the Fund Common Stock with the NYSE and (ii) termination of its registration as a regulated investment company will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE FUND

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at the Fund’s election, to the following conditions:

5.1 (a) The Acquiring Fund shall have furnished to the Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2013, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4 All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Fund.

5.5 The Acquiring Fund Stock to be issued pursuant to this Agreement shall have been accepted for listing by the New York Stock Exchange.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 (a) The Fund shall have furnished to the Acquiring Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2013, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Fund shall have furnished to the Acquiring Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 All proceedings taken by the Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4 Prior to the Effective Date, the Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its investment company taxable (computed without regard to any deduction for dividends paid) all of its net tax-exempt income and all of its net capital gain, in each case for its taxable year ended [December 31, 2013] and the short taxable year beginning on [January 1, 2014] and ending on the Effective Date.

6.5 The Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

6.6 The Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND FUND

If any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 The Merger shall have been approved by the affirmative vote of (a) the holders of a majority of the issued and outstanding shares of the Fund Common Stock entitled to vote thereon and (b) the majority of the votes cast on the proposal by holders of the Acquiring Fund Common Stock entitled to vote thereon; the Acquiring Fund shall have delivered to the Fund a copy of the resolutions approving this Agreement and the issuance of Acquiring Fund Common Stock pursuant to this Agreement adopted by the Acquiring Fund’s Board and the Acquiring Fund’s stockholders, certified by its Secretary or any Assistant Secretary; the Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Fund’s Board and the Acquiring Fund’s stockholders, certified by its Secretary or any Assistant Secretary.

7.2 (a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Fund or would prohibit the Merger.

(c) On the Effective Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 The Fund and the Acquiring Fund shall have received the opinion of Ropes & Gray LLP, dated the Effective Date, substantially to the effect that, based upon certain facts, factual representations and assumptions made by the Fund, the Acquiring Fund and their respective authorized officers, for United States federal income tax purposes:

(a) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized to the Fund with respect to the Acquired Assets in connection with the transfer of the Acquired Assets to the Acquiring Fund in exchange for the Acquiring Fund Common Stock and the assumption by the Acquiring Fund of the Fund’s Obligations, or with respect to the distribution of the Acquiring Fund Common Stock to Fund stockholders as consideration for their Fund Common Stock, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Merger (1) as a result of the closing, if any, of the tax year of the Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c) no gain or loss will be recognized to the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Common Stock and the assumption by the Acquiring Fund of the Fund’s Obligations;

(d) no gain or loss will be recognized to the stockholders of the Fund upon their receipt of the Acquiring Fund Common Stock in exchange for Fund Common Stock, although stockholders of the Fund may be required to recognize gain to the extent of any cash received in lieu of fractional Acquiring Fund Common Stock;

(e) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the consummation of the Merger, adjusted for any gain or loss required to be recognized as described in (b) above;

(f) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Fund Common Stock in the Merger will be equal to the aggregate tax basis of the shares of Fund Common Stock owned by such stockholder immediately prior to the Merger, decreased by the amount of cash received by such stockholder, if any, and increased by the amount of gain recognized by such stockholder (including any portion of such gain that is treated as a dividend) as a result of the receipt of such cash, if any;

(g) a stockholder’s holding period for Acquiring Fund Common Stock will be determined by including the period for which the stockholder held shares of Fund Common Stock exchanged therefore, provided that such shares of Fund Common Stock were held as capital assets;

(h) the Acquiring Fund’s holding period with respect to the Fund’s assets, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, transferred will include the period for which such assets were held by the Fund; and

(i) The Acquiring Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

The delivery of such opinion is conditioned upon the receipt by Ropes & Gray LLP of representations it shall request of the Acquiring Fund and the Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the condition set forth in this paragraph 7.5.

7.6 The assets and liabilities of the Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Fund if any do exist and will reimburse the Fund for any reasonable transaction costs incurred by the Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Fund and the members of the Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Effective Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Fund’s Board or its officers prior to the Effective Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 The Acquiring Fund and the Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 All expenses incurred in connection with the Merger will be borne by the Acquiring Fund and the Fund in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Fund and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Fund and the Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Date by resolution of either the Acquiring Fund’s Board or the Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Effective Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquiring Fund’s Board or the Fund’s Board (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [ACQUIRING FUND] (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Fund will provide the Acquiring Fund on the Effective Date with the name of any holder of Fund Common Stock who is to the knowledge of the Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund and the Acquiring Fund; provided, however, that following the Joint Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Fund or the Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[The remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Merger to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:

ATTEST:

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:

ATTEST:

APPENDIX B

PROXY VOTING POLICY

COHEN & STEERS

GLOBAL PROXY VOTING

PROCEDURES AND GUIDELINES

TABLE OF CONTENTS

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the constructive owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed by the Advisor and the Subadvisors. While these guidelines will provide a framework for the Advisor’s and the Subadvisors’ decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Advisor and the Subadvisors must be guided by their reasonable judgment to vote in a manner that the Advisor and the Subadvisors deem to be in the best interests of a Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•	Whether the board, without shareholder approval, to the Advisor’s and Subadvisors’ knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee is the chairperson of more than one publicly-traded company;

•	Whether the nominee serves on more than four public company boards;

•	Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes-Oxley Act) that there exists material weaknesses in the company’s internal controls;

•	Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor and the Subadvisors believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee has a material related party transaction or is believed by the Advisor and the Subadvisors to have a material conflict of interest with the portfolio company;

•	Whether the nominee (or the overall board) in the Advisor’s and Subadvisors’ view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; and

•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

The Advisor and the Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor and the Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and the Subadvisors are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Access

The Advisor and the Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, they are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. The Advisor and the Subadvisors will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor and the Subadvisors vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and the Subadvisors vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor and the Subadvisors vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and the Subadvisors vote against auditor indemnification and limitation of liability; however the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor and the Subadvisors recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and the Subadvisors oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and the Subadvisors acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and the Subadvisors review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and the Subadvisors generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and the Subadvisors vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restricts a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, the Advisor and the Subadvisors vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and the Subadvisors acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team. In voting on shareholder proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, the Advisor and Subadvisors therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-staggered boards.

Shareholder Ability to Call Special Meeting. The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor recognizes the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, the Advisor and Subadvisors are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, the Advisor and the Subadvisors are, however, also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and the Subadvisors do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, the Advisor and the Subadvisors will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and the Subadvisors vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and the Subadvisors believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and the Subadvisors vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and the Subadvisors support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office. The Advisor and the Subadvisors vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and the Subadvisors generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and the Subadvisors would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-ended requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of this type of proposal when they receive assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and, as applicable, the Subadvisors.

Pre-emptive Rights. We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and the Subadvisors vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and the Subadvisors will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”). Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, the Advisor and Subadvisors believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. The Advisor and Subadvisor therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., the Advisor and Subadvisor generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”). We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and the Subadvisors vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Reload/Evergreen Features. The Advisor and the Subadvisors will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, the Advisor and the Subadvisors oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold their votes at the next shareholder meeting for directors whom to its knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale. We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•	Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•	In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and the Subadvisors support employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and the Subadvisors vote for shareholder proposals to expense fixed-price options.

Vesting. The Advisor and the Subadvisors believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. The Advisor and the Subadvisors believe that stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and the Subadvisors will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. The Advisor and the Subadvisors generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. The Advisor and the Subadvisors review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and the Subadvisors vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor and the Subadvisors will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, The Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making its decision, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and the Subadvisors support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. The Advisor and the Subadvisors feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and the Subadvisors vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and the Subadvisors vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•	Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

The Advisor and Subadvisors recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

APPENDIX C

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT

POLICIES AND RESTRICTIONS

A summary comparison of the investment objectives and principal investment policies and restrictions of the Funds is set forth in the table below. After the Reorganization, the investment strategies, policies and restrictions of the combined Fund will be those of RFI, except to the extent as set forth in Proposal 4 in this Proxy/Prospectus.

	DVM	RFI

Investment Objectives*	A high total return consisting of dividend income and capital appreciation.	A high total return through investment in real estate securities. The Fund seeks both current income and capital appreciation (realized and unrealized) with approximately equal emphasis.

Principal Investment Strategies

Under normal market conditions, the fund will invest:

•     at least 25%, but no more than 75%, of its total assets in common stocks issued by real estate companies, such as real estate investment trusts or REITs; and

•     at least 25%, but no more than 75%, of its total assets in a portfolio of dividend paying common stocks and preferred stocks with the potential to offer the opportunity for long-term growth of income and capital appreciation, selected using a large cap dividend value strategy.

Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of real estate companies. Such equity securities will consist of (i) common shares (including shares and units of beneficial interest of REITs), (ii) rights or warrants to purchase common shares, (iii) securities convertible into common shares where the conversion feature represents, in the investment adviser’s view, a significant element of the securities’ value, and (iv) preferred shares.

Issuer Concentration	The Fund will generally not invest more than 10% of its total assets in the securities of one issuer.	The Fund will not purchase more than 10% of the voting securities of any issuer.

Fixed-Income and Preferred Securities	None, except as described in “Defensive Investing” and “Short-Term Investments” below.

Up to 25% of the Fund’s total assets may be invested in debt securities issued or guaranteed by real estate companies. The Fund may invest in unrated debt securities or in debt securities rated lower than BBB by S&P or lower than Baa by Moody’s.

Under normal market conditions, the Fund may invest up to 20% of its total assets in preferred securities and other fixed income securities issued by any type of company.

Foreign Securities	The Fund may invest up to 20% of its total assets in foreign securities.	The Fund may invest up to 20% of its total assets in foreign securities.

Derivatives

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund also may purchase derivative instruments that combine features of these instruments.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund also may purchase derivative instruments that combine features of these instruments.

Investments in Other Industries

The Fund may invest a significant portion, but less than 25%, of its total assets in securities issued by companies principally engaged in the financial services industry.

The Fund may invest a significant portion, but less than 25%, of its total assets in securities issued by companies principally engaged in the utility industry.

None.

Restricted and Illiquid Securities	No limit.	May invest up to 10% of its total assets in illiquid securities.

Other Investment Companies	The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly, subject to limitations imposed by the 1940 Act or any exemption granted thereunder.	None.

Leverage	None.	None. Although it has no present intention of doing so, the Fund has reserved the right to borrow for investment purposes in an amount of up to 33 1/3% of its total assets, which constitutes a form of leverage.

Defensive Investing	When the investment adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of our assets in investment grade debt securities.	When, in the judgment of the investment adviser, market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and policies and invest all or any portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. The Fund may also at any time invest funds awaiting investment or to pay dividends and other distributions to stockholders in short-term money market instruments.

Short-Term Investments	When the Fund sells any investment prior to its next expected portfolio rebalancing, receives distributions from companies whose common stock it owns or is unable to find suitable investments for the Fund, it may invest in short-term, high quality fixed income securities and money market instruments, or in cash and cash equivalents.	The Fund may also at any time invest funds awaiting investment or to pay dividends and other distributions to stockholders in short-term money market instruments.

Fundamental Investment Restrictions*
Diversification	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.	None.

Concentration of Investments	The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry other than the real estate industry, in which at least 25% of the Fund’s total assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.	The Fund will not purchase more than 10% of the voting securities of any issuer.

Issuance of Senior Securities	The Fund may not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.	The Fund will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

Underwriting	The Fund will not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.	The Fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

Real Estate	The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in companies that deal in real estate or are engaged in the real estate business and securities secured by real estate or interests therein.	The Fund will not purchase or sell real estate, except that the Fund may purchase securities issued or guaranteed by real estate companies and will, as a matter of fundamental policy, concentrate investments in such securities.

Commodities	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments.	The Fund will not purchase or sell commodities or commodity contracts.

Lending	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through repurchase agreements, and by the purchase of debt securities.	The Fund will not make loans except through the purchase of debt obligations in accordance with its investment objective and policies.

Pledging Assets	The Fund will not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. (non-fundamental restriction)	The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Securities Trading Accounts	None.	The Fund will not participate on a joint and several basis in any securities trading account.

Investments to Control	None.	The Fund will not invest in companies for the purpose of exercising control.

Short Sales	None.	The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box’’), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes).

Margin	None.	The Fund will not purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies.

Oil, Gas or Other Mineral Exploration or Development Programs	None.	The Fund will not invest in interests in oil, gas, or other mineral exploration or development programs.

Non-Fundamental Investment Restrictions
Investment Companies	The Fund will not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.	None.

*	May not be changed without the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

APPENDIX D

S&P AND MOODY’S RATINGS

Description of certain ratings assigned by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.:

S&P

Long-term

AAA

An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol r is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk–such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated D is payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG—U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

February 18, 2014

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated February 18, 2014, relating specifically to the proposed reorganization of Cohen & Steers Dividend Majors Fund, Inc. (“DVM”) with and into Cohen & Steers Total Return Realty Fund, Inc. (“RFI” and, together with DVM, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Reorganization”). To obtain a copy of the Combined Proxy Statement/Prospectus, please write to the Fund of which you are a stockholder at 280 Park Avenue, New York, New York10017 or call 800-330-7348. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	3
2. Financial Statements	3
3. Pro Forma Financial Statements	3

2

GENERAL INFORMATION

A Special Joint Meeting of Stockholders of the Funds to consider the Reorganization will be held on April 24, 2014, at 280 Park Ave., 20th floor, New York, NY 10017 at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Combined Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Combined Proxy Statement/Prospectus dated February 18, 2014 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual and Semi-Annual Reports filed for the last-completed fiscal year and fiscal half year for each Fund:

1. Cohen & Steers Dividend Majors Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2012, filed on March 8, 2013 (accession no. 0001104659-13-018662 ).

2. Cohen & Steers Total Return Realty Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2012, filed on March 8, 2013 (accession no. 0001104659-13-018672).

3. Cohen & Steers Dividend Majors Fund, Inc., Semi-Annual Report to Stockholders for the Six Months Ended June 30, 2013, filed on August 27, 2013 (accession no.0001104659-13-066334).

4. Cohen & Steers Total Return Realty Fund, Inc., Semi-Annual Report to Stockholders for the Six Months Ended June 30, 2013, filed on August 27, 2013 (accession no.0001104659-13-066342).

PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of Cohen & Steers Dividend Majors Fund, Inc. (“DVM” or the “Acquired Fund”) and Cohen & Steers Total Return Realty Fund, Inc. (“RFI” or the “Acquiring Fund”). The statements are presented as of June 30, 2013, the most recent fiscal period for which financial information is currently available.

The unaudited Pro Forma Combined Schedule of Investments and Pro Forma Combined Statements of Assets and Liabilities reflect the financial position as if the transactions occurred on June 30, 2013. The Pro Forma Combined Statement of Operations reflects the operations for the 12 months ended June 30, 2013 as if the Reorganization (the “Reorganization”) of DVM into RFI had taken place on July 1, 2012. The pro forma statements give effect to the proposed exchange of RFI shares for the assets and liabilities of DVM, with RFI being the surviving entity. The proposed transactions will be accounted for as tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity.

3

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS FOR:

COHEN & STEERS DIVIDEND MAJORS FUND INC. (“DVM”)

COHEN & STEERS TOTAL RETURN REALTY FUND INC. (“RFI”)

AS OF JUNE 30, 2013 (UNAUDITED)

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
COMMON STOCK	91.9%
CONSUMER—CYCLICAL	3.5%
AUTOMOBILES	0.5%
Ford Motor Co. h			104,500	—	104,500	$1,616,615	$—		$1,616,615

HOME BUILDERS	0.4%
D.R. Horton h			56,300	—	56,300	1,198,064	—		1,198,064

MEDIA	1.1%
News Corp., Class A h		a	17,000	—	17,000	554,200	—		554,200
The Walt Disney Co. h		a	30,000	—	30,000	1,894,500	—		1,894,500
Time Warner Cable h			10,800	—	10,800	1,214,784	—		1,214,784

						3,663,484	—		3,663,484

RESTAURANT	0.2%
McDonald’s Corp. h		a	5,500	—	5,500	544,500	—		544,500

RETAIL	0.6%
Nordstrom h			17,700	—	17,700	1,060,938	—		1,060,938
Ross Stores h		a	15,300	—	15,300	991,593	—		991,593

						2,052,531	—		2,052,531

SPECIALTY RETAIL	0.7%
Coach h			14,300	—	14,300	816,387	—		816,387
Hanesbrands h		a	16,100	—	16,100	827,862	—		827,862
PetSmart h		a	11,000	—	11,000	736,890	—		736,890

						2,381,139	—		2,381,139

TOTAL CONSUMER—CYCLICAL						11,456,333	—		11,456,333

CONSUMER—NON-CYCLICAL	2.8%
AGRICULTURE	0.6%
Philip Morris International h		a	23,700	—	23,700	2,052,894	—		2,052,894

BEVERAGE	0.4%
PepsiCo h			16,500	—	16,500	1,349,535	—		1,349,535

COSMETICS/PERSONAL CARE	0.3%
Procter & Gamble Co. h			14,000	—	14,000	1,077,860	—		1,077,860

RETAIL	1.4%
Costco Wholesale Corp. h			9,900	—	9,900	1,094,643	—		1,094,643
CVS Caremark Corp. h		a	37,400	—	37,400	2,138,532	—		2,138,532
Wal-Mart Stores h			18,500	—	18,500	1,378,065	—		1,378,065

						4,611,240	—		4,611,240

TOTAL CONSUMER—NON-CYCLICAL						9,091,529	—		9,091,529

ENERGY	3.7%
OIL & GAS	3.3%
Apache Corp. h			18,400	—	18,400	1,542,472	—		1,542,472
Chevron Corp. h		a	27,200	—	27,200	3,218,848	—		3,218,848

4

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
Devon Energy Corp. h			29,900	—	29,900	$1,551,212	$—		$1,551,212
Exxon Mobil Corp. h		a	23,900	—	23,900	2,159,365	—		2,159,365
Marathon Petroleum Corp. h			11,100	—	11,100	788,766	—		788,766
Occidental Petroleum Corp. h			17,100	—	17,100	1,525,833	—		1,525,833

						10,786,496	—		10,786,496

OIL & GAS SERVICES	0.3%
Schlumberger Ltd. h			14,800	—	14,800	1,060,568	—		1,060,568

TOTAL ENERGY						11,847,064	—		11,847,064

FINANCIAL	5.8%
BANKS	1.8%
Bank of America Corp. h		a	169,000	—	169,000	2,173,340	—		2,173,340
Comerica h		a	22,100	—	22,100	880,243	—		880,243
US Bancorp h			21,200	—	21,200	766,380	—		766,380
Wells Fargo & Co. h		a	52,600	—	52,600	2,170,802	—		2,170,802

						5,990,765	—		5,990,765

CREDIT CARD	0.4%
American Express Co. h			18,800	—	18,800	1,405,488	—		1,405,488

DIVERSIFIED FINANCIAL SERVICES	2.2%
Ameriprise Financial h			17,800	—	17,800	1,439,664	—		1,439,664
BlackRock h			4,100	—	4,100	1,053,085	—		1,053,085
Citigroup h		a	28,400	—	28,400	1,362,348	—		1,362,348
Goldman Sachs Group h		a	5,000	—	5,000	756,250	—		756,250
JPMorgan Chase & Co. h		a	45,600	—	45,600	2,407,224	—		2,407,224

						7,018,571	—		7,018,571

INSURANCE	1.3%
American International Group h		b	40,800	—	40,800	1,823,760	—		1,823,760
Chubb Corp. h			7,300	—	7,300	617,945	—		617,945
ProAssurance Corp. h		a	10,600	—	10,600	552,896	—		552,896
Prudential Financial h			18,600	—	18,600	1,358,358	—		1,358,358

						4,352,959	—		4,352,959

TOTAL FINANCIAL						18,767,783	—		18,767,783

HEALTH CARE	3.8%
HEALTH CARE PROVIDERS & SERVICES	1.5%
Quest Diagnostics h			17,792	—	17,792	1,078,729	—		1,078,729
UnitedHealth Group h		a	33,500	—	33,500	2,193,580	—		2,193,580
Universal Health Services, Class B h			25,000	—	25,000	1,674,000	—		1,674,000

						4,946,309	—		4,946,309

HEALTHCARE PRODUCTS	0.8%
Covidien PLC (Ireland) h			9,600	—	9,600	603,264	—		603,264
Thermo Fisher Scientific h		a	23,200	—	23,200	1,963,416	—		1,963,416

						2,566,680	—		2,566,680

PHARMACEUTICAL	1.5%
Abbott Laboratories h		a	45,200	—	45,200	1,576,576	—		1,576,576
Merck & Co. h			34,600	—	34,600	1,607,170	—		1,607,170
Pfizer h			54,400	—	54,400	1,523,744	—		1,523,744

						4,707,490	—		4,707,490

TOTAL HEALTH CARE						12,220,479	—		12,220,479

5

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
INDUSTRIALS	3.4%
AEROSPACE & DEFENSE	0.6%
General Dynamics Corp. h			13,600	—	13,600	$1,065,288	$—		$1,065,288
L-3 Communications Holdings h		a	9,800	—	9,800	840,252	—		840,252

						1,905,540	—		1,905,540

BUILDING PRODUCTS	0.5%
Owens Corning h		b	41,200	—	41,200	1,610,096	—		1,610,096

DISTRIBUTION	0.3%
HD Supply Holdings h		b	54,518	—	54,518	1,024,393	—		1,024,393

DIVERSIFIED MANUFACTURING	0.5%
General Electric Co.h			72,500	—	72,500	1,681,275	—		1,681,275

MACHINERY	0.7%
Deere & Co. h			18,200	—	18,200	1,478,750	—		1,478,750
SPX Corp. h			10,560	—	10,560	760,109	—		760,109

						2,238,859	—		2,238,859

TRANSPORTATION	0.8%
Norfolk Southern Corp. h		a	13,900	—	13,900	1,009,835	—		1,009,835
United Parcel Service h			19,400	—	19,400	1,677,712	—		1,677,712

						2,687,547	—		2,687,547

TOTAL INDUSTRIALS						11,147,710	—		11,147,710

MATERIALS	0.7%
CHEMICALS	0.5%
Eastman Chemical Co. h		a	11,400	—	11,400	798,114	—		798,114
Potash Corp. of Saskatchewan (Canada) h			21,800	—	21,800	831,621	—		831,621

						1,629,735	—		1,629,735

METALS & MINING	0.2%
Newmont Mining Corp. h		a	24,900	—	24,900	745,755	—		745,755

TOTAL MATERIALS						2,375,490	—		2,375,490

REAL ESTATE	60.2%
DIVERSIFIED	6.1%
American Assets Trust			31,369	26,024	57,393	968,047	803,101		1,771,148
Colony Financial			—	52,620	52,620	—	1,046,612		1,046,612
Cousins Properties			73,312	76,059	149,371	740,451	768,196		1,508,647
Duke Realty Corp.			146,798	103,200	249,998	2,288,581	1,608,888		3,897,469
Forest City Enterprises, Class A		b	32,200	29,700	61,900	576,702	531,927		1,108,629
Societe Fonciere Lyonnaise SA (France)			—	14,100	14,100	—	715,777		715,777
Vornado Realty Trust			40,701	52,660	93,361	3,372,078	4,362,881		7,734,959
WP Carey			14,720	15,602	30,322	974,023	1,032,384		2,006,407

						8,919,882	10,869,766		19,789,648

HEALTH CARE	7.2%
Aviv REIT			19,400	26,270	45,670	490,626	664,368		1,154,994
Emeritus Corp.		b	19,300	35,996	55,296	447,374	834,387		1,281,761
Health Care REIT			62,625	74,100	136,725	4,197,754	4,966,923		9,164,677
Healthcare Trust of America, Class A			67,800	57,538	125,338	761,394	646,152		1,407,546
Ventas			56,169	92,336	148,505	3,901,499	6,413,659		10,315,158

						9,798,647	13,525,489		23,324,136

6

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
HOTEL	4.5%
Hersha Hospitality Trust			131,339	204,107	335,446	$740,752	$1,151,163		$1,891,915
Host Hotels & Resorts			131,268	97,143	228,411	2,214,491	1,638,802		3,853,293
Hyatt Hotels Corp., Class A		a,b	13,212	13,458	26,670	533,236	543,165		1,076,401
Pebblebrook Hotel Trust			40,700	39,800	80,500	1,052,095	1,028,830		2,080,925
RLJ Lodging Trust			37,200	47,100	84,300	836,628	1,059,279		1,895,907
Strategic Hotels & Resorts Worldwide		b	99,651	135,953	235,604	882,908	1,204,544		2,087,452
Sunstone Hotel Investors			62,500	79,744	142,244	755,000	963,308		1,718,308

						7,015,110	7,589,091		14,604,201

INDUSTRIALS	3.9%
DCT Industrial Trust			105,629	53,276	158,905	755,247	380,924		1,136,171
First Industrial Realty Trust			—	30,442	30,442	—	461,805		461,805
Prologis			121,252	153,253	274,505	4,573,625	5,780,703		10,354,328
STAG Industrial			23,350	7,537	30,887	465,833	150,363		616,196

						5,794,705	6,773,795		12,568,500

OFFICE	7.2%
Alexandria Real Estate Equities			—	22,200	22,200	—	1,458,984		1,458,984
Boston Properties			33,630	19,517	53,147	3,546,956	2,058,458		5,605,414
Corporate Office Properties Trust			—	45,030	45,030	—	1,148,265		1,148,265
Douglas Emmett			48,182	63,416	111,598	1,202,141	1,582,229		2,784,370
Highwoods Properties			34,900	38,600	73,500	1,242,789	1,374,546		2,617,335
Hudson Pacific Properties			49,007	60,154	109,161	1,042,869	1,280,077		2,322,946
Mack-Cali Realty Corp.			28,000	24,850	52,850	685,720	608,577		1,294,297
Parkway Properties			—	60,000	60,000	—	1,005,600		1,005,600
SL Green Realty Corp.			31,641	27,939	59,580	2,790,420	2,463,940		5,254,360

						10,510,895	12,980,676		23,491,571

OFFICE/INDUSTRIAL	0.6%
PS Business Parks			9,600	17,503	27,103	692,832	1,263,192		1,956,024

RESIDENTIAL	9.3%
APARTMENT	8.2%
Apartment Investment & Management Co.			49,761	44,344	94,105	1,494,820	1,332,094		2,826,914
AvalonBay Communities			—	10,178	10,178	—	1,373,114		1,373,114
BRE Properties			29,500	—	29,500	1,475,590	—		1,475,590
Colonial Properties Trust			55,400	71,600	127,000	1,336,248	1,726,992		3,063,240
Equity Residential			67,898	86,541	154,439	3,942,158	5,024,570		8,966,728
Essex Property Trust			9,700	8,300	18,000	1,541,524	1,319,036		2,860,560
Home Properties			26,845	—	26,845	1,754,858	—		1,754,858
Mid-America Apartment Communities			—	9,754	9,754	—	661,029		661,029
UDR			61,500	82,584	144,084	1,567,635	2,105,066		3,672,701

						13,112,833	13,541,901		26,654,734

MANUFACTURED HOME	1.1%
Equity Lifestyle Properties			13,300	—	13,300	1,045,247	—		1,045,247
Sun Communities			14,839	22,348	37,187	738,389	1,112,036		1,850,425
TRI Pointe Homes		b	—	36,798	36,798	—	610,111		610,111

						1,783,636	1,722,147		3,505,783

TOTAL RESIDENTIAL						14,896,469	15,264,048		30,160,517

SELF STORAGE	3.8%
CubeSmart			97,100	62,500	159,600	1,551,658	998,750		2,550,408
Extra Space Storage			35,993	33,900	69,893	1,509,186	1,421,427		2,930,613

7

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
Public Storage			13,300	22,020	35,320	$2,039,289	$3,376,327		$5,415,616
Sovran Self Storage			—	20,583	20,583	—	1,333,572		1,333,572

						5,100,133	7,130,076		12,230,209

SHOPPING CENTERS	17.2%
COMMUNITY CENTER	5.9%
Cedar Realty Trust			89,100	68,293	157,393	461,538	353,758		815,296
DDR Corp.			145,700	99,900	245,600	2,425,905	1,663,335		4,089,240
Kimco Realty Corp.			112,857	133,395	246,252	2,418,526	2,858,655		5,277,181
Ramco-Gershenson Properties Trust			63,823	52,786	116,609	991,171	819,766		1,810,937
Regency Centers Corp.			53,299	34,465	87,764	2,708,122	1,751,167		4,459,289
Tanger Factory Outlet Centers			—	36,861	36,861	—	1,233,369		1,233,369
Weingarten Realty Investors			47,100	—	47,100	1,449,267	—		1,449,267

						10,454,529	8,680,050		19,134,579

FREE STANDING	1.6%
National Retail Properties			—	29,100	29,100	—	1,001,040		1,001,040
Realty Income Corp.			45,558	54,905	100,463	1,909,791	2,301,617		4,211,408

						1,909,791	3,302,657		5,212,448

REGIONAL MALL	9.7%
General Growth Properties			150,607	82,979	233,586	2,992,561	1,648,793		4,641,354
Glimcher Realty Trust			126,200	141,700	267,900	1,378,104	1,547,364		2,925,468
Simon Property Group			73,271	69,557	142,828	11,570,957	10,984,441		22,555,398
Taubman Centers			—	16,892	16,892	—	1,269,434		1,269,434

						15,941,622	15,450,032		31,391,654

TOTAL SHOPPING CENTERS						28,305,942	27,432,739		55,738,681

SPECIALTY	0.3%
Digital Realty Trust			—	18,218	18,218	—	1,111,298		1,111,298

TOTAL REAL ESTATE						91,034,615	103,940,170		194,974,785

TECHNOLOGY	6.5%
COMPUTERS	1.5%
Apple h		a	7,600	—	7,600	3,010,208	—		3,010,208
International Business Machines Corp. h			9,700	—	9,700	1,853,767	—		1,853,767

						4,863,975			4,863,975

INTERNET SERVICE PROVIDER	0.6%
Google h		a,b	2,200	—	2,200	1,936,814	—		1,936,814

SEMICONDUCTORS	0.2%
Intel Corp. h		a	26,500	—	26,500	641,830	—		641,830

SERVICES	0.4%
Visa, Class A h			7,400	—	7,400	1,352,350	—		1,352,350

SOFTWARE	2.1%
Microsoft Corp. h		a	72,900	—	72,900	2,517,237	—		2,517,237
Oracle Corp. h		a	97,500	—	97,500	2,995,200	—		2,995,200
Symantec Corp. h			58,300	—	58,300	1,310,001	—		1,310,001

						6,822,438			6,822,438

8

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
TELECOMMUNICATION EQUIPMENT	1.7%
Cisco Systems h		a	109,300	—	109,300	$2,657,083	$—		$2,657,083
Corning h			71,700	—	71,700	1,020,291	—		1,020,291
QUALCOMM h			30,800	—	30,800	1,881,264	—		1,881,264

						5,558,638			5,558,638

TOTAL TECHNOLOGY						21,176,045	—		21,176,045

TELECOMMUNICATION SERVICES	0.7%
AT&T h		a	38,900	—	38,900	1,377,060	—		1,377,060
Rogers Communications (Canada) h			24,000	—	24,000	940,192	—		940,192

						2,317,252			2,317,252

UTILITIES	0.8%
ELECTRIC UTILITIES	0.5%
NextEra Energy h			20,700	—	20,700	1,686,636	—		1,686,636
MULTI-UTILITIES	0.3%
Wisconsin Energy Corp. h		a	20,300	—	20,300	832,097	—		832,097

TOTAL UTILITIES						2,518,733	—		2,518,733

TOTAL COMMON STOCK (Identified cost—$149,280,842, $78,111,386 and $227,392,228, respectively)						193,953,033	103,940,170		297,893,203

PREFERRED SECURITIES—$25 PAR VALUE	5.0%
BANKS	0.2%
Ally Financial, 7.375%, due 12/16/44			—	30,000	30,000	—	751,800		751,800

BANKS—FOREIGN	0.1%
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)			—	13,358	13,358	—	335,152		335,152

INSURANCE—MULTI-LINE—FOREIGN	0.1%
ING Groep N.V., 7.375% (Netherlands)			—	15,000	15,000	—	374,700		374,700

REAL ESTATE	4.5%
DIVERSIFIED	1.9%
Capital Lease Funding, 8.125%, Series A			—	10,629	10,629	—	267,001		267,001
Colony Financial, 8.50%, Series A			—	20,000	20,000	—	519,800		519,800
DuPont Fabros Technology, 7.875%, Series A			—	20,000	20,000	—	513,000		513,000
DuPont Fabros Technology, 7.625%, Series B			—	20,000	20,000	—	509,000		509,000
EPR Properties, 9.00%, Series E (Convertible)			—	20,000	20,000	—	642,600		642,600
Forest City Enterprises, 7.375%, due 2/1/34			—	38,000	38,000	—	973,560		973,560
Gramercy Property Trust, 8.125%, Series A			—	20,157	20,157	—	669,212		669,212
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)			—	22,800	22,800	—	1,104,774		1,104,774

9

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
National Retail Properties, 5.70%			—	19,091	19,091	$—	$457,611		$457,611
NorthStar Realty Finance Corp., 8.50%, Series D			—	19,900	19,900	—	493,520		493,520

						—	6,150,078		6,150,078

HOTEL	1.1%
Ashford Hospitality Trust, 9.00%, Series E			—	20,000	20,000	—	526,800		526,800
Chesapeake Lodging Trust, 7.75%, Series A			—	20,000	20,000	—	513,000		513,000
Hersha Hospitality Trust, 8.00%, Series B			—	25,000	25,000	—	641,375		641,375
Hospitality Properties Trust, 7.125%, Series D			—	10,000	10,000	—	255,400		255,400
Pebblebrook Hotel Trust, 7.875%, Series A			—	35,000	35,000	—	904,400		904,400
Sunstone Hotel Investors, 8.00%, Series D			—	25,000	25,000	—	656,250		656,250

						—	3,497,225		3,497,225

INDUSTRIALS	0.3%
First Potomac Realty Trust, 7.75%, Series A			—	15,000	15,000	—	395,700		395,700
Monmouth Real Estate Investment Corp., 7.875%, Series B		d	—	20,000	20,000	—	516,200		516,200

						—	911,900		911,900

OFFICE	0.1%
Hudson Pacific Properties, 8.375%, Series B			—	8,500	8,500	—	224,825		224,825

RESIDENTIAL	0.3%
APARTMENT	0.2%
Alexandria Real Estate Equities, 7.00%, Series D			—	19,000	19,000	—	491,910		491,910

MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 6.75%, Series C			—	19,060	19,060	—	491,558		491,558

TOTAL RESIDENTIAL						—	983,468		983,468

SHOPPING CENTERS	0.9%
COMMUNITY CENTER	0.5%
Cedar Realty Trust, 7.25%, Series B			—	20,000	20,000	—	514,000		514,000
DDR Corp., 7.375%, Series H			—	5,339	5,339	—	134,009		134,009
DDR Corp., 6.50%, Series J			—	25,200	25,200	—	608,328		608,328
Kite Realty Group Trust, 8.25%, Series A			—	10,000	10,000	—	257,500		257,500

						—	1,513,837		1,513,837

REGIONAL MALL	0.4%
CBL & Associates Properties, 7.375%, Series D			—	29,998	29,998	—	758,949		758,949
Pennsylvania REIT, 8.25%, Series A			—	25,000	25,000	—	661,000		661,000

						—	1,419,949		1,419,949

TOTAL SHOPPING CENTERS						—	2,933,786		2,933,786

TOTAL REAL ESTATE						—	14,701,282		14,701,282

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$0, $14,292,350 and $14,292,350, respectively)						—	16,162,934		16,162,934

10

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
PREFERRED SECURITIES—CAPITAL SECURITIES	0.8%
BANKS	0.3%
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A		e	—	500,000	500,000	$—	$504,375		$504,375
Farm Credit Bank of Texas, 10.00%, Series I			—	500	500	—	602,656		602,656

						—	1,107,031		1,107,031

BANKS—FOREIGN	0.3%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)d		f	—	400,000	400,000	—	$381,000		$381,000
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)			—	450,000	450,000	—	442,687		442,687

						—	823,687		823,687

INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.2%
La Mondiale Vie, 7.625% (France)		f	—	750,000	750,000	—	769,688		769,688

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$0, $2,665,646 and $2,665,646, respectively)						—	2,700,406		2,700,406

CORPORATE BONDS	0.5%
INSURANCE—PROPERTY CASUALTY	0.1%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A		e	—	375,000	375,000	—	397,042		397,042

REAL ESTATE—SHOPPING CENTERS	0.3%
BR Malls International Finance Ltd., 8.50%, 144A (Brazil)		d,e,f	—	500,000	500,000	—	512,500		512,500
General Shopping Finance Ltd., 10.00%, 144A (Cayman Islands)		d,e	—	620,000	620,000	—	600,780		600,780

						—	1,113,280		1,113,280

TOTAL CORPORATE BONDS (Identified cost—$0, $1,465,003 and $1,465,003, respectively)						—	1,510,322		1,510,322

PURCHASED CALL OPTIONS	0.1%
S&P 500 Index, USD Strike Price 1,625, 7/20/13			95	—	95	128,250	—		128,250
S&P 500 Index, USD Strike Price 1,650, 7/20/13			49	—	49	22,540	—		22,540
S&P 500 Index, USD Strike Price 1,660, 7/20/13			49	—	49	14,700	—		14,700

TOTAL PURCHASED CALL OPTIONS (Identified cost—$66,787, $0 and $66,787, respectively)						165,490	—		165,490

SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%		c	1,950,285	600,014	2,550,299	1,950,285	600,014		2,550,299

11

			DVM Shares/ Princpal Contracts*	RFI Shares/ Princpal Contracts	Proforma Combined Fund (RFI) Shares/ Principal Contracts	DVM Value	RFI Value	Adjustments Value	Proforma Combined Fund (RFI) Value
Federated Government Obligations Fund, 0.01%		c	1,900,299	600,014	2,500,313	$1,900,299	$600,014		$2,500,313

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,850,584, $1,200,028 and $5,050,612, respectively)						3,850,584	1,200,028		5,050,612

TOTAL INVESTMENTS (Identified cost—$153,198,213, $97,734,413 and $250,932,626, respectively)	99.8%					197,969,107	125,513,860		323,482,967

WRITTEN CALL OPTIONS	-0.1%					(347,740)	—		(347,740)
OTHER ASSETS AND LIABILITIES	0.4%					(422,566)	1,590,998	(287,500)[g]	943,432

NET ASSETS	100.1%					197,198,801	127,104,858	(287,500)	324,016,159

(Equivalent to $15.62 per share based on 12,621,954 shares of common stock outstanding, equivalent to $13.26 per share based on 9,586,556 shares of common stock outstanding and equivalent to $13.25 per share based on 24,459,719 shares of common stock outstanding)

WRITTEN CALL OPTIONS
S&P 500 Index, USD Strike Price 1,625, 7/20/13			230	—	230	(310,500)	—		(310,500)
S&P 500 Index, USD Strike Price 1,650, 7/20/13			49	—	49	(22,540)	—		(22,540)
S&P 500 Index, USD Strike Price 1,660, 7/20/13			49	—	49	(14,700)	—		(14,700)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$618,002)						(347,740)	—		(347,740)

Glossary of Portfolio Abbreviations

REIT Real	Estate Investment Trust
Note:	Percentages indicated are based on the net assets of the Fund.
[a]	All or a portion of the security is pledged in connection with written option contracts: $16,924,616 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]	Rate quoted represents the seven-day yield of the Fund.
[d]	Illiquid security. Aggregate holdings equal 0.0%, 1.3% and 0.5% respectively, of the net assets of the Fund.
[e]

Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.0%, 1.6% and 0.6% respectively of the net assets of the Fund, of which 0.0%, 0.9% and 0.4% respectively, are illiquid.

[f]

Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors. Aggregate fair valued securities represent 0.0%, 1.3% and 0.5% respectively, of the net assets of the Fund.

[g]	Non-recurring estimated reorganization expenses of $287,500 of which approximately $175,000 and $112,500 is attributable to DVM and RFI, respectively.
[h]	If Proposals 1 and 2 are approved by stockholders, DVM and the combined Fund will sell all of these securities prior to or post the Closing of the Reorganization.
*	If the merger is approved, DVM expects to sell substantially all of its dividend paying large cap value investments between the date the merger is approved and the Closing date, which is expected to permit the combined Fund to comply with its 80% investment policy immediately following the consummation of the Merger.

See accompanying notes to pro forma combined financial statements

12

VALUATION SUMMARY

	DVM

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$193,953,033	$193,953,033	$—	$—
Preferred Securities-$25 Par Value	—	—	—	—
Preferred Securities-Capital Securities-Banks-Foreign	—	—	—	—
Preferred Securities-Capital Securities-Insurance-Life/Health Insurance-Foreign	—	—	—	—
Preferred Securities-Capital Securities-Other Industries	—	—	—	—
Corporate Bonds-Real Estate-Shopping Centers	—	—	—	—
Corporate Bonds-Insurance-Property Casualty	—	—	—	—
Purchased Call Options	165,490	165,490	—	—
Money Market Funds	3,850,584	—	3,850,584	—

Total Investments[a]	$197,969,107	$194,118,523	$3,850,584	$—

Written Call Options	$(347,740)	$(347,740)	$—	$—

Total Depreciation in Other Financial Instruments[a]	$(347,740)	$(347,740)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to pro forma combined financial statements

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VALUATION SUMMARY

	RFI

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$103,940,170	$103,940,170	$—	$—
Preferred Securities-$25 Par Value	16,162,934	16,162,934	—	—
Preferred Securities-Capital Securities-Banks-Foreign	823,687		442,687	381,000	[b]
Preferred Securities-Capital Securities-Insurance-Life/Health Insurance-Foreign	769,688	—	—	769,688	[b]
Preferred Securities-Capital Securities-Other Industries	1,107,031	—	1,107,031	—
Corporate Bonds-Real Estate-Shopping Centers	1,113,280	—	—	1,113,280	[b,c]
Corporate Bonds-Insurance-Property Casualty	397,042	—	397,042	—
Purchased Call Options	—	—	—	—
Money Market Funds	1,200,028	—	1,200,028	—

Total Investments[d]	$125,513,860	$120,103,104	$3,146,788	$2,263,968

Written Call Options	$—	$—	$—	$—

Total Depreciation in Other Financial Instruments[d]	$—	$—	$—	$—

[a]

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

[b]	Valued utilizing broker quotes.
[c]	Valued by a pricing service which utilized independent broker quotes.
[d]	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to pro forma combined financial statements

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	COMBINED

	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$297,893,203	$297,893,203	$—	$—
Preferred Securities-$25 Par Value	16,162,934	16,162,934	—	—
Preferred Securities-Capital Securities-Banks-Foreign	823,687	—	442,687	381,000	[b]
Preferred Securities-Capital Securities-Insurance-Life/Health Insurance-Foreign	769,688	—	—	769,688	[b]
Preferred Securities-Capital Securities-Other Industries	1,107,031	—	1,107,031	—
Corporate Bonds-Real Estate-Shopping Centers	1,113,280	—	—	1,113,280	[b,c]
Corporate Bonds-Insurance-Property Casualty	397,042	—	397,042	—
Purchased Call Options	165,490	165,490	—	—
Money Market Funds	5,050,612	—	5,050,612	—

Total Investments[d]	$323,482,967	$314,221,627	$6,997,372	$2,263,968

Written Call Options	$(347,740)	$(347,740)	$—	$—

Total Depreciation in Other Financial Instruments[d]	$(347,740)	$(347,740)	$—	$—

[a]

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

[b]	Valued utilizing broker quotes.
[c]	Valued by a pricing service which utilized independent broker quotes.
[d]	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to pro forma combined financial statements

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PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES FOR:

COHEN & STEERS DIVIDEND MAJORS FUND, INC. (“DVM”) AND

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. (“RFI”)

AS OF JUNE 30, 2013 (UNAUDITED)

	DVM	RFI	Pro Forma Adjustments		Pro Forma Combined (RFI)
ASSETS:
Investments in securities, at value (Identified cost of $153,198,213, $97,734,413 and $250,932,626, respectively)	$197,969,107	$125,513,860	$—		$323,482,967
Cash	62,098	58,657	—		120,755
Receivable for:
Investment securities sold	959,122	1,270,101	—		2,229,223
Dividends and interest	342,544	512,798	—		855,342
Other assets	14,562	14,335	—		28,897

Total Assets	199,347,433	127,369,751	—		326,717,184

LIABILITIES:
Payable for:
Investment securities purchased	1,462,814	108,763	—		1,571,577
Options (Premiums received $618,002, $0 and $618,002, respectively)	347,740	—	—		347,740
Investment advisory fees	123,259	73,764	—		197,023
Dividends declared	112,885	—			112,885
Administration fees	6,574	—	—		6,574
Directors’ fees	235	744	—		979
Other liabilties	95,125	81,622	287,500	(1)	464,247

Total Liabilities	2,148,632	264,893	287,500	(1)	2,701,025

NET ASSETS	$197,198,801	$127,104,858	$(287,500	)(1)	$324,016,159

NET ASSETS consist of:
Paid-in capital	$178,514,192	$92,810,988			$271,325,180
Dividends in excess of net investment income	(4,356,303)	(2,630,832)	(287,500	)(1)	(7,274,635)
Accumulated net realized loss	(21,999,918)	—			(21,999,918)
Accumulated undistributed net realized gain	—	9,145,255			9,145,255
Net unrealized appreciation	45,040,830	27,779,447			72,820,277

	$197,198,801	$127,104,858	$(287,500	)(1)	$324,016,159

SHARES OUTSTANDING	12,621,954	9,586,556	2,251,209	(2)	24,459,719

NET ASSET VALUE PER SHARE	$15.62	$13.26			$13.25

MARKET PRICE PER SHARE	$14.31	$13.50

MARKET PRICE (DISCOUNT) PREMIUM TO NET ASSET VALUE PER SHARE	(8.39)%	1.81%

(1)	Non-recurring estimated reorganization expenses of $287,500 of which approximately $175,000 and $112,500 is attributable to DVM and RFI, respectively.
(2)	Reflects capitalization adjustments giving effect to the transfer of shares of RFI which DVM shareholders will receive as if the merger had taken place on June 30, 2013. The forgoing should not be relied upon to reflect the number of shares of RFI that actually will be received on or after such date.

See accompanying notes to pro forma combined financial statements

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PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR:

COHEN & STEERS DIVIDEND MAJORS FUND, INC. (“DVM”) AND

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. (“RFI”)

FOR THE TWELVE MONTHS ENDED JUNE 30, 2013 (UNAUDITED)

	DVM	RFI	Pro Forma Adjustments		Pro Forma Combined (RFI)
Investment Income:
Dividend income (Net of $18,223, $4,356 and $22,579, respectively, of foreign witholding tax)	$4,576,157	$3,375,523	$—		$7,951,680
Interest income (Net of $0, $520 and $520, respectively, of foreign witholding tax)	—	297,139	—		297,139

Total Investment Income	4,576,157	3,672,662	—		8,248,819

Expenses:
Investment advisory fees	1,457,530	909,269	(96,673	)(1)	2,270,126
Administration fees	114,601	31,088	52,063	(2)	197,752
Professional fees	95,373	96,357	(79,469	)(3)	112,261
Custodian fees and expenses	54,494	40,719	(24,000	)(3)	71,213
Shareholder reporting expenses	30,557	73,597	(25,000	)(3)	79,154
Transfer agent fees and expenses	20,515	26,105	(18,600	)(3)	28,020
Directors’ fees and expenses	12,275	8,852	—		21,127
Miscellaneous	41,964	40,199	(31,148	)(3)	51,015

Total Expenses	1,827,309	1,226,186	(222,827	)(4)	2,830,668

Net Investment Income	2,748,848	2,446,476	222,827		5,418,151

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	22,832,442	13,155,386	—		35,987,828
Options	(6,933,218)	9,820	—		(6,923,398)
Foreign currency transactions	(3,478)	158	—		(3,320)

Net realized gain	15,895,746	13,165,364	—		29,061,110

Net change in unrealized appreciation (depreciation) on:
Investments	2,653,591	(4,672,943)	—		(2,019,352)
Options	566,202	—	—		566,202
Foreign currency translations	(420)	—	—		(420)

Net change in unrealized appreciation (depreciation)	3,219,373	(4,672,943)	—		$(1,453,570)

Net realized and unrealized gain	19,115,119	8,492,421	—		$27,607,540

Net Increase in Net Assets Resulting from Operations	$21,863,967	$10,938,897	$222,827		$33,025,691

(1)	To restate investment advisory fees using Acquiring Fund advisory fee rates for the Pro Forma Funds at the combined average daily net assets of the Acquired and Acquiring Funds.
(2)	To restate Administration fees using Acquired Fund administration fee rate for the Pro Forma Funds at the combined average daily net assets of the Acquired and Acquiring Funds.
(3)	Reflects elimination of duplicate fees or services.
(4)	Does not reflect non-recurring estimated reorganization expenses of $287,500 of which approximately $175,000 and $112,500 is attributable to DVM and RFI, respectively.

See accompanying notes to pro forma combined financial statements

17

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

REORGANIZATION WITH AND INTO COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(UNAUDITED)

NOTE 1: BASIS OF COMBINATION

The Boards of Directors of both Cohen & Steers Dividend Majors Fund, Inc. (“DVM” or the “Acquired Fund”) and Cohen & Steers Total Return Realty Fund, Inc. (“RFI” or the “Acquiring Fund” and together with DVM, each, a “Fund” and together, the “Funds”) at a meeting held on December 10, 2013 each approved a proposed tax-free reorganization in which DVM will be reorganized with and into RFI and stockholders of DVM will receive newly issued shares of common stock of RFI (the “Merger”). As a result of the Merger, each full share of common stock of the Acquired Fund will convert into an equivalent dollar amount of full shares of common stock of RFI (cash will be paid in lieu of fractional shares), based on the net asset value per share of each Fund calculated at 4:00 p.m. on the closing date, and each Acquired Fund stockholder will become an Acquiring Fund stockholder and will receive, on the closing date, that number of full shares of common stock of RFI (cash will be paid in lieu of fractional shares) having an aggregate net asset value equal to the aggregate net asset value of such stockholder’s shares of common stock of the Acquired Fund as of the close of business on the closing date (the “Exchange”). If the Funds’ stockholders do not approve the Merger, each Fund will continue as a separate investment company.

The Exchange will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined schedule of investments and combined statement of assets and liabilities reflect the financial position of the Funds as if the Merger occurred on June 30, 2013. The unaudited pro forma combined statement of operations reflects the results of operations of the Funds for the twelve months ended June 30, 2013 as if the Merger occurred on July 1, 2012. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the date indicated above in conformity with accounting principles generally accepted in the United States of America.

It is currently anticipated that if stockholders approve the Merger the Investment Advisor would begin selling DVM’s dividend paying large cap value investments prior to the Closing Date. As a result, if stockholders approve the Merger, DVM may not be in compliance with its policy to invest at least 25% of its net assets in dividend paying large cap value securities during the period between the date the merger is approved and the Closing Date. The tax impact of the sale of these DVM portfolio assets will depend on the difference between the price at which such assets are sold and DVM’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to DVM’s stockholders as capital gain dividends and/or ordinary dividends during or with respect to DVM’s taxable year that ends on the Closing Date, and such distributions will be taxable to stockholders. DVM is not expected to recognize material capital gains as a result of repositioning its portfolio in connection with the Reorganization due to the amount of DVM’s unused capital loss carryforwards. In addition, the combined Fund may have to sell any remaining dividend paying large cap value securities that were transferred to it as a result of the Reorganization. RFI, as the surviving Fund, may recognize material capital gains as a result of liquidating any remaining dividend paying large cap value securities because RFI currently does not

18

have any unused capital loss carryforwards. The transaction costs associated with repositioning DVM’s portfolio in connection with the Reorganization will be borne by both DVM and RFI.

The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for the Funds is December 31. Following the Exchange, RFI will be the accounting survivor.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the historical financial statements of the Funds included in this document. Such pro forma combined financial statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the exchange occurred on the respective dates.

The costs associated with the Merger, including costs associated with the stockholder meeting, will be borne directly by the Funds and allocated between the Funds based upon their net assets. The estimated expenses of the Merger are $287,500 in the aggregate of which, on a preliminary basis, approximately $175,000 is attributable to DVM and approximately $112,500 is attributable to RFI.

NOTE 2: DVM & RFI FUND VALUATION

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Funds Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Funds to utilize

19

independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Funds Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Funds determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Funds may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Funds use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Funds would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Funds investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The hierarchy classification of inputs used to value the Portfolios’ investments, at June 30, 2013 is disclosed in the Valuation Summary of the Schedule of Investments.

NOTE 3: CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of RFI that would have been issued at June 30, 2013 in connection with the proposed Merger. The number of shares assumed to be issued is equal to the net asset value of shares of DVM, as of June 30, 2013, divided by the net asset

20

value per share of the shares of RFI as of June 30, 2013. The pro forma number of shares outstanding for the combined fund consists of the following at June 30, 2013:

Total Outstanding RFI Shares Pre-Combination	Additional Shares Assumed Issued In DVM Merger	Total Outstanding RFI Shares Post-Combination
9,586,556	14,873,163	24,459,719

NOTE 4: PRO FORMA OPERATING EXPENSES

The pro forma combined statements of operations for the twelve-month period ending June 30, 2013, as adjusted, giving effect to the Exchange reflects changes in expenses of the pro forma combined Fund (RFI) as if the Exchange was consummated on July 1, 2012. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5: FEDERAL INCOME TAXES

RFI and DVM each have elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Merger is consummated, RFI would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, DVM will make any required income or capital gain distributions prior to consummation of this Merger, in accordance with provisions of the Code relating to tax-free mergers of investment companies. RFI may inherit capital loss carryforwards of DVM which are expected to be available to offset RFI’s capital gains.

The identified cost of investments for DVM and RFI is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

21